UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL ALLOCATION FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	1.91%	8.84%	12.21%	3.87%
Class A Shares of the Fund with Sales Charge	-3.95	2.58	10.89	3.26
S&P 500 Index	8.36	20.44	19.14	7.67
Russell 1000 Index	8.25	20.81	19.52	8.05
MSCI All Country World Index (ex-U.S.)	2.91	9.76	12.90	7.61
Barclays U.S. Aggregate Bond Index	1.74	-0.26	4.88	4.83
Barclays Multiverse Index (ex-U.S.)	2.26	1.89	5.52	5.14
Reference Index	4.27	9.73	12.16	7.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 1.91% during the reporting period. The Fund underperformed its Reference Index (the “Index”), a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.), which returned 4.27%. The largest detractor was security selection within the portfolio’s underlying investment strategies. Return shaping or hedging strategies, which are primarily used to provide a degree of downside protection in periods of extreme market volatility, also detracted from relative performance. However, like insurance, we expect these strategies to have an associated cost. This was partially offset by asset allocation decisions, which were a slight positive to relative performance.

MARKET OVERVIEW

Markets were volatile this reporting period against the backdrop of a complex market environment. Through December 2013, improvement in the U.S. labor market, consumer spending and retail sales pointed toward a slow but persistent economic recovery. Interest rates climbed higher at a measured rate as investors anticipated that a gradual unwinding of quantitative easing – the so-called tapering – would have a benign impact on interest rates and economic growth. This attitude was bolstered by the Federal Reserve’s (the “Fed’s”) decision in mid-September to delay the onset of tapering. The marketplace interpreted this as a sign that the Fed’s approach to tapering would not be aggressive. Encouraged by this perception, investors showed an aggressive appetite for risk, bidding up equity prices to new highs. Prices for fixed income securities and hard assets commonly used to hedge against a weak economy (e.g., gold) came under pressure. Emerging market currencies pegged to the U.S. dollar lost ground as well, with emerging markets remaining under pressure due to concerns that the benefits of low developed market interest rates were largely behind them.

The Fed announced its decision to begin tapering in December, affirming its commitment to wean the U.S. economy off easy money. The move persuaded investors that after years of interest rates near all-time lows, the Fed may finally be headed down the path to interest-rate normalization. Prices for bonds and hard assets rose, while equity-market volatility increased as investors considered the potential impact of higher domestic interest rates. The high valuations of stocks, a dip in U.S. retail sales data and a slight uptick in U.S. unemployment in February also colored the market’s mood. So, too, did the less-robust pace of economic

3      OPPENHEIMER GLOBAL ALLOCATION FUND

growth in China and escalating civil unrest in Ukraine. Towards the end of the reporting period, estimates of first quarter 2014 U.S. Gross Domestic Product indicated a slowdown in growth, but the market pushed forward recognizing the difficult winter.

FUND REVIEW

With respect to asset allocation, the portfolio had a modest overweight to equity focused strategies and credit centric fixed income strategies this reporting period. In particular, we currently have a tilt to growth equities and are light on duration in comparison to the blended benchmark. The Fund currently also runs no exposure in international government debt. We are also generally underweight U.S. Treasury securities and investment-grade fixed income. Given natural impediments to Treasury bond price response from such low yields, we favor sourcing downside protection from our return shaping (hedging) strategies. We also favor income alternatives like event-linked bonds that act as an effective diversifier because of their floating rate structure and lack of correlation with traditional financial assets.

The Fund’s asset allocation positioning benefited from its lack of exposure to international (emerging and developed market) sovereign debt. In our view, despite the rise in credit spreads last summer, emerging and developed market sovereign bonds do not offer a sufficient yield cushion in the context of deteriorating trade and fiscal conditions. There may be additional currency depreciation required to restore balance to some of these markets. Additionally, a less accommodative Fed may be positive for the U.S. dollar, leading to a headwind for foreign currency denominated bonds. This allocation decision added value as international debt markets underperformed the Index.

Some of the Fund’s asset allocation decisions detracted from relative performance. Our cash allocation, which serves to collateralize our upside hedges detracted. However, our tactical upside positioning, often implemented in our return shaping overlays, helped offset some of this (see return shaping section).

During the period, the security selection component of the Fund’s investment process detracted from relative performance. Stock selection within our domestic equity strategies detracted from relative performance. This was partially offset by the international developed market growth strategy, and emerging market equity strategy, which added positive excess returns to the Fund. The international developed market growth strategy outperformed the MSCI All Country World Index (ex-U.S.) by roughly 4.3%, and the emerging market equity strategy outperformed the MSCI Emerging Markets Index by roughly 1.8%.

We currently use derivatives to cheaply mitigate downside risk and efficiently access market upside, techniques we call “return shaping.” Because the Fund’s return shaping

4      OPPENHEIMER GLOBAL ALLOCATION FUND

strategies are designed to improve the overall risk profile of the Fund by dampening volatility, we expect them to come with a cost, like any insurance policy. Although we maintained hedges against many of our downside risk exposures in a rallying market, we financed some of the protection via upside capture strategies, which are intended to capture gains from sustained market appreciation. Our upside capture strategies benefited as equity markets rallied during the period. Specifically, our S&P 500 Index and Euro Stoxx 50 call options were accretive to returns and offset some of the downside hedging cost.

A significant portion of our downside protection strategy entailed owning and selling Chicago Board Options Exchange Market Volatility Index (the “CBOE VIX Index”) futures contracts to protect against market volatility.1 We managed this position by owning near-dated futures and selling longer-dated futures. This strategy, which provides relatively cheap downside protection, detracted from performance. Again, under normal circumstances we expect return shaping strategies to cost money and commensurately enhance returns or partially protect principal in environments of extreme market volatility.

1. The CBOE VIX Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

STRATEGY & OUTLOOK

Overall, we remain cautious and are slightly overweight equities in the portfolio relative to the Reference Index, but with defensive hedges built in for downside protection and upside in case of a continued rally. Volatility within the Reference Index is very low, so the carrying cost of hedges is fairly modest. Much of this is due to measures taken by central bankers, which have significantly lifted global equity markets back at least to fair value territory. We believe current zero short-term rates will be left largely unchanged for some time given the Fed’s more dovish stance, and we will continue to see reductions in large scale asset purchases in the U.S. Given this accommodative monetary environment, contained inflation, and positive global growth, we believe equities remain somewhat attractive versus bonds although much less so than at this time last year. Among fixed-income investments, we currently favor floating rate securities and higher yielding corporate bonds, as the corporate sector globally has gone to great lengths to term out debt, improve balance sheet quality, and bolster profit margins. We are currently maintaining very limited exposure to U.S. Treasuries with a view toward eventual rate and borrowing cost increases. Any normalization in monetary policy, such as increased reduction in the pace of asset purchases, could have adverse effects on the Treasury market. At period end, we remain focused on establishing downside protection via derivative strategies, which we have been

5      OPPENHEIMER GLOBAL ALLOCATION FUND

able to purchase at lower costs due to low volatility.

At the end of the day, reduced Fed “intervention” is inevitable. In this environment, we expect correlation among assets to continue to decline as investors focus more on company fundamentals rather than macro events. This may enhance the opportunity for our security selection teams to add value. At the same time, less Fed activity

Mark Hamilton Portfolio Manager

in terms of providing market support only enhances the importance of seeking cost-efficient hedges in the event of a downturn. Finally, it is worth noting that most asset classes have returned to at least normal valuation levels as investors gradually returned to the market. Of course, this implies fewer opportunities, but that is one of the advantages of the Fund’s wide ranging mandate.

Benjamin Rockmuller, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Walt Disney Co. (The)	1.0%
Apple, Inc.	0.9
Telefonaktiebolaget LM Ericsson, Cl. B	0.8
SAP AG	0.7
LVMH Moet Hennessy Louis Vuitton SA	0.7
Citigroup, Inc.	0.6
UBS AG	0.6
Microsoft Corp.	0.6
Prudential plc	0.6
Gilead Sciences, Inc.	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	3.8%
Internet Software & Services	3.7
Commercial Banks	3.6
Software	3.6
Oil, Gas & Consumable Fuels	3.0
Capital Markets	2.8
Media	2.6
Biotechnology	2.5
Insurance	2.5
Textiles, Apparel & Luxury Goods	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	72.0%
Investment Companies Oppenheimer Master Loan Fund, LLC	10.2
Oppenheimer Master Event-Linked Bond Fund, LLC	7.5
Oppenheimer Institutional Money Market Fund	1.0
Non-Convertible Corporate Bonds and Notes	7.5
Corporate Loans	1.0
Exchange-Traded Options Purchased	0.6
Preferred Stocks	0.1
Over-the-Counter Options Purchased	0.1
Rights, Warrants and Certificates	—	*

* Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	64.7%
United Kingdom	4.6
Germany	3.5
Switzerland	3.4
France	3.3
Japan	2.8
Brazil	2.0
India	1.7
Netherlands	1.6
Spain	1.5

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	65.8%
Europe	21.9
Asia	7.4
Latin America	3.4
Emerging Europe	0.8
Middle East/Africa	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	1.91%	8.84%	12.21%	3.87%
Class B (QGRBX)	9/1/93	1.50%	7.90%	11.27%	3.40%
Class C (QGRCX)	9/1/93	1.54%	8.08%	11.41%	3.13%
Class I (QGRIX)	2/28/12	2.09%	9.31%	9.00% *	N/A
Class N (QGRNX)	3/1/01	1.71%	8.54%	11.93%	3.60%
Class Y (QGRYX)	5/1/00	2.02%	9.23%	12.62%	4.24%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-3.95%	2.58%	10.89%	3.26%
Class B (QGRBX)	9/1/93	-3.50%	2.90%	11.00%	3.40%
Class C (QGRCX)	9/1/93	0.54%	7.08%	11.41%	3.13%
Class I (QGRIX)	2/28/12	2.09%	9.31%	9.00% *	N/A
Class N (QGRNX)	3/1/01	0.71%	7.54%	11.93%	3.60%
Class Y (QGRYX)	5/1/00	2.02%	9.23%	12.62%	4.24%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Russell 1000 Index, the MSCI All Country World Index (ex-U.S.), the Barclays U.S. Aggregate Bond Index, the Barclays Multiverse Index (ex-U.S.) and the Fund’s Reference Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index

9      OPPENHEIMER GLOBAL ALLOCATION FUND

measures the performance of the large-cap segment of the U.S. equity universe. The MSCI All Country World Index (ex U.S.) is designed to measure global developed and emerging equity market performance excluding the United States. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Barclays Multiverse Index (ex-U.S.) provides a broad-based measure of the global fixed-income bond market. The Fund’s Reference Index is a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.). The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire

6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$1,000.00	$1,019.10	$6.53
Class B	1,000.00	1,015.00	10.55
Class C	1,000.00	1,015.40	10.19
Class I	1,000.00	1,020.90	4.22
Class N	1,000.00	1,017.10	7.78
Class Y	1,000.00	1,020.20	4.92

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.35	6.53
Class B	1,000.00	1,014.38	10.54
Class C	1,000.00	1,014.73	10.19
Class I	1,000.00	1,020.63	4.22
Class N	1,000.00	1,017.11	7.78
Class Y	1,000.00	1,019.93	4.92

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.30%
Class B	2.10
Class C	2.03
Class I	0.84
Class N	1.55
Class Y	0.98

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2014 Unaudited

	Shares	Value

Common Stocks—70.8%

Consumer Discretionary—10.6%

Auto Components—0.4%

Delphi Automotive plc	27,320	$1,826,069

Dorman Products, Inc.[1]	18,320	1,054,316

Gentherm, Inc.[1]	19,970	725,909

Johnson Controls, Inc.	46,260	2,088,176

Magna International, Inc.	7,650	749,624

		6,444,094

Automobiles—0.8%

Astra International Tbk PT	3,276,500	2,105,245

Bayerische Motoren Werke (BMW) AG	14,193	1,777,146

Bayerische Motoren Werke (BMW) AG, Preference	88,159	8,682,242

Daimler AG, Sponsored ADR	14,710	1,361,337

		13,925,970

Diversified Consumer Services—0.5%

Apollo Education Group, Inc.[1]	30,990	894,371

Benesse Holdings, Inc.	31,200	1,185,591

Dignity plc	63,038	1,525,349

Estacio Participacoes SA	166,800	1,786,381

Grand Canyon Education, Inc.[1]	12,980	559,698

Kroton Educacional SA	42,759	915,874

LifeLock, Inc.[1]	42,370	665,209

New Oriental Education & Technology Group, Inc., Sponsored ADR	55,910	1,353,022

		8,885,495

Hotels, Restaurants & Leisure—1.5%

Buffalo Wild Wings, Inc.[1]	15,470	2,260,476

Carnival Corp.	54,870	2,156,940

Chipotle Mexican Grill, Inc.[1]	2,250	1,121,625

Chuy’s Holdings, Inc.[1]	25,090	901,985

Domino’s Pizza Group plc	180,150	1,565,400

Fiesta Restaurant Group, Inc.[1]	30,070	1,100,863

Genting Bhd	520,000	1,560,830

Gtech Spa	46,753	1,373,360

Home Inns & Hotels Management, Inc., ADR[1]	19,680	559,306

Jollibee Foods Corp.	243,130	938,232

McDonald’s Corp.	43,730	4,433,347

MGM Resorts International[1]	56,750	1,431,803

Red Robin Gourmet Burgers, Inc.[1]	19,790	1,345,324

Revel Entertainment, Inc.[1]	5,092	—

Royal Caribbean Cruises Ltd.	30,460	1,618,340

William Hill plc	334,469	2,007,838

Wynn Resorts Ltd.	8,990	1,832,971

		26,208,640

Household Durables—0.4%

Cyrela Brazil Realty SA Empreendimentos e Participacoes	67,400	408,677

Harman International Industries, Inc.	30,190	3,309,126

La-Z-Boy, Inc.	32,460	786,506

Newell Rubbermaid, Inc.	29,890	899,988

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables (Continued)

SEB SA	18,250	$1,688,282

		7,092,579

Internet & Catalog Retail—0.4%

Amazon.com, Inc.[1]	2,426	737,819

B2W Cia Digital[1]	31,117	345,814

Coupons.com, Inc.[1]	5,140	86,455

Ctrip.com International Ltd., ADR[1]	40,720	1,903,253

Priceline.com, Inc. (The)[1]	490	567,298

RetailMeNot, Inc.[1]	18,090	539,263

TripAdvisor, Inc.[1]	14,100	1,138,434

Yoox SpA[1]	47,773	1,720,979

zulily, Inc., Cl. A1	6,710	285,309

		7,324,624

Media—2.6%

British Sky Broadcasting Group plc	115,802	1,723,865

Cinemark Holdings, Inc.	25,850	765,677

Comcast Corp., Cl. A	25,470	1,318,327

Grupo Televisa SAB, Sponsored ADR	174,873	5,737,583

Liberty Global plc, Cl. A1	6,979	277,904

Liberty Global plc, Series C1	17,401	668,721

Lions Gate Entertainment Corp.	35,910	952,692

MDC Partners, Inc., Cl. A	45,160	1,102,807

Naspers Ltd., Cl. N	3,822	361,838

SES SA	56,200	2,117,137

Time Warner, Inc.	34,030	2,261,634

Twenty-First Century Fox, Inc., Cl. A2	57,350	1,836,347

Twenty-First Century Fox, Inc., Cl. B	69,520	2,177,366

Viacom, Inc., Cl. B	21,610	1,836,418

Walt Disney Co. (The)	220,206	17,471,144

World Wrestling Entertainment, Inc., Cl. A	21,560	420,420

Zee Entertainment Enterprises Ltd.	976,856	4,251,772

		45,281,652

Multiline Retail—0.2%

Dollarama, Inc.	22,545	1,875,099

Lojas Americanas SA, Preference	244,490	1,851,973

Shinsegae Co. Ltd.	3,481	754,460

		4,481,532

Specialty Retail—1.3%

Gap, Inc. (The)	20,420	802,506

Home Depot, Inc. (The)	20,490	1,629,160

Industria de Diseno Textil SA (Inditex)	62,630	9,420,138

Lithia Motors, Inc., Cl. A	14,130	1,049,576

Lowe’s Cos., Inc.	14,530	667,072

Tiffany & Co.	103,503	9,055,478

TJX Cos., Inc. (The)	21,426	1,246,565

		23,870,495

14      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Textiles, Apparel & Luxury Goods—2.5%

Brunello Cucinelli SpA	11,590	$334,259

Burberry Group plc	77,567	1,950,778

Cie Financiere Richemont SA	35,021	3,565,901

G-III Apparel Group Ltd.[1]	9,770	701,193

Kering	40,230	8,906,046

lululemon athletica, Inc.[1]	44,630	2,049,856

Luxottica Group SpA	17,827	1,024,303

LVMH Moet Hennessy Louis Vuitton SA	59,220	11,656,990

Nike, Inc., Cl. B	32,572	2,376,127

Prada SpA	517,800	4,149,057

Salvatore Ferragamo SpA	6,405	203,509

Swatch Group AG (The)	2,663	1,714,509

Tod’s SpA	23,344	3,280,250

VF Corp.	24,380	1,489,374

		43,402,152

Consumer Staples—5.9%

Beverages—2.0%

AMBEV SA, ADR	483,000	3,501,750

Anadolu Efes Biracilik Ve Malt Sanayii AS	73,650	881,067

Boston Beer Co., Inc. (The), Cl. A1	1,490	366,600

Brown-Forman Corp., Cl. B	47,670	4,276,952

C&C Group plc	18,520	110,284

Carlsberg AS, Cl. B	28,446	2,851,755

Coca-Cola Enterprises, Inc.	65,100	2,958,144

Diageo plc	99,865	3,061,778

Fomento Economico Mexicano SAB de CV, Sponsored ADR	43,546	3,952,670

Fomento Economico Mexicano SAB de CV, UBD	200,050	1,817,504

Heineken NV	32,962	2,288,001

Nigerian Breweries plc	611,085	570,574

PepsiCo, Inc.	19,360	1,662,830

Pernod-Ricard SA	30,940	3,714,923

SABMiller plc	41,520	2,265,102

Tsingtao Brewery Co. Ltd., Cl. H	70,000	508,484

		34,788,418

Food & Staples Retailing—1.0%

Almacenes Exito SA	43,892	668,610

Almacenes Exito SA, GDR[3]	57,600	868,107

BIM Birlesik Magazalar AS	31,202	720,596

Cencosud SA	420,359	1,400,564

Costco Wholesale Corp.	13,685	1,583,081

CP ALL PCL	2,240,300	2,911,289

CVS Caremark Corp.	71,510	5,200,207

InRetail Peru Corp.[1,3]	18,800	282,367

Magnit	12,756	2,536,054

Walgreen Co.	27,600	1,874,040

Whole Foods Market, Inc.	6,800	337,960

		18,382,875

Food Products—1.8%

Aryzta AG1	34,114	3,150,906

15      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

Barry Callebaut AG1	1,636	$2,224,384

Boulder Brands, Inc.[1]	66,950	988,182

ConAgra Foods, Inc.	35,840	1,093,478

DANONE SA	21,470	1,586,612

Hershey Co. (The)	29,360	2,825,606

J&J Snack Foods Corp.	7,222	675,979

Kraft Foods Group, Inc.	26,480	1,505,653

Nestle SA	64,291	4,971,984

Tingyi Cayman Islands Holding Corp.	738,000	2,048,952

Ulker Biskuvi Sanayi AS	47,551	363,192

Unilever plc	211,574	9,473,622

Want Want China Holdings Ltd.	1,220,000	1,907,538

		32,816,088

Household Products—0.7%

Colgate-Palmolive Co.	121,810	8,197,813

Hindustan Unilever Ltd.	26,093	246,497

Reckitt Benckiser Group plc	22,037	1,781,858

Reckitt Benckiser Group plc, Sponsored ADR	79,660	1,302,441

Unilever Indonesia Tbk PT	121,000	307,176

		11,835,785

Personal Products—0.2%

Colgate-Palmolive India Ltd.	34,752	831,517

L’Oreal SA	2,760	475,105

Marico Ltd.	120,272	411,293

Natura Cosmeticos SA	89,500	1,532,910

		3,250,825

Tobacco—0.2%

Lorillard, Inc.	32,740	1,945,411

Swedish Match AB1	32,061	1,101,398

		3,046,809

Energy—4.6%

Energy Equipment & Services—1.6%

C&J Energy Services, Inc.[1]	37,800	1,136,268

China Oilfield Services Ltd., Cl. H	246,000	585,272

Dril-Quip, Inc.[1]	7,190	813,333

Eurasia Drilling Co. Ltd., GDR	18,190	448,075

Halliburton Co.	41,670	2,628,127

Hunting plc	14,380	206,144

Matrix Service Co.[1]	12,650	391,770

National Oilwell Varco, Inc.	19,630	1,541,544

Oceaneering International, Inc.	9,050	663,184

Saipem SpA	53,447	1,433,772

Schlumberger Ltd.	32,448	3,295,094

Schoeller-Bleckmann Oilfield Equipment AG	11,677	1,487,926

Technip SA	83,850	9,444,920

Tenaris SA, ADR	47,420	2,088,851

16      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Energy Equipment & Services (Continued)

Transocean Ltd.	67,270	$2,897,319

		29,061,599

Oil, Gas & Consumable Fuels—3.0%

Anadarko Petroleum Corp.	26,300	2,604,226

Antero Resources Corp.[1]	9,970	654,730

Athlon Energy, Inc.[1]	29,120	1,176,739

BP plc, Sponsored ADR	43,780	2,216,144

Cabot Oil & Gas Corp.	18,280	718,038

Chevron Corp.	13,222	1,659,625

Cimarex Energy Co.	5,140	612,277

CNOOC Ltd.	742,000	1,220,047

ConocoPhillips	39,990	2,971,657

Diamondback Energy, Inc.[1]	25,260	1,817,204

Enbridge, Inc.	42,880	2,070,675

EOG Resources, Inc.	49,030	4,804,940

Gazprom OAO, Sponsored ADR	139,110	1,009,364

Genel Energy plc[1]	34,960	572,770

Koninklijke Vopak NV	27,644	1,379,096

Matador Resources Co.[1]	27,410	787,215

Noble Energy, Inc.	25,520	1,831,826

NovaTek OAO, Sponsored GDR	28,000	2,913,659

Oasis Petroleum, Inc.[1]	16,810	781,833

Occidental Petroleum Corp.	45,500	4,356,625

Petroleo Brasileiro SA, Cl. A, Sponsored ADR	197,400	2,921,520

Phillips 66	19,620	1,632,776

Pioneer Natural Resources Co.	4,900	947,023

Repsol SA	118,829	3,207,317

Suncor Energy, Inc.	129,590	5,002,174

Tullow Oil plc	155,430	2,315,249

		52,184,749

Financials—11.3%

Capital Markets—2.8%

Ameriprise Financial, Inc.	25,650	2,863,309

Artisan Partners Asset Management, Inc., Cl. A	16,450	955,251

BinckBank NV	5,683	64,267

Charles Schwab Corp. (The)	149,600	3,971,880

Credit Suisse Group AG1	138,271	4,383,831

Deutsche Bank AG	138,920	6,123,770

Evercore Partners, Inc., Cl. A	20,860	1,114,550

Financial Engines, Inc.	15,310	677,467

Goldman Sachs Group, Inc. (The)	51,810	8,280,274

ICAP plc	347,263	2,433,832

Invesco Ltd.	80,750	2,843,208

Morgan Stanley	105,720	3,269,920

Northern Trust Corp.	20,670	1,245,368

Tullett Prebon plc	157,630	847,653

UBS AG1	523,314	10,952,834

		50,027,414

17      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks—3.6%

Banco Bilbao Vizcaya Argentaria SA	482,549	$5,942,516

Banco Bradesco SA, ADR	75,760	1,126,551

Banco Davivienda SA, Preference	55,678	792,946

Bancolombia SA, Preference	7,619	107,799

Bancolombia SA, Sponsored ADR	12,490	711,056

Bank of America Corp.	73,850	1,118,089

Bank of the Ozarks, Inc.	16,330	978,167

CIT Group, Inc.	28,820	1,240,701

Citigroup, Inc.	232,230	11,126,139

Commercial International Bank Egypt SAE	136,564	726,082

First Financial Holdings, Inc.	11,370	653,434

Grupo Financiero Banorte SAB de CV, Cl. O	143,999	956,379

Grupo Financiero Inbursa SAB de CV, Cl. O	313,127	802,040

Guaranty Trust Bank plc	2,866,834	467,902

Home BancShares, Inc.	20,800	659,568

ICICI Bank Ltd., Sponsored ADR	195,470	8,340,705

Itau Unibanco Holding SA, Preference, ADR	253,774	4,151,743

JPMorgan Chase & Co.	47,172	2,640,688

KeyCorp	73,150	997,766

PNC Financial Services Group, Inc.	22,220	1,867,369

Signature Bank[1]	19,110	2,270,650

Societe Generale SA	57,940	3,607,888

Square 1 Financial, Inc., Cl. A1	3,340	62,959

Sumitomo Mitsui Financial Group, Inc.	88,000	3,471,307

Turkiye Garanti Bankasi AS	272,477	997,934

U.S. Bancorp	48,100	1,961,518

Wells Fargo & Co.	76,404	3,792,695

Western Alliance Bancorp[1]	58,200	1,342,674

Zenith Bank plc	3,525,007	498,087

		63,413,352

Consumer Finance—0.4%

American Express Co.	21,406	1,871,526

Capital One Financial Corp.	36,920	2,728,388

Discover Financial Services	37,930	2,120,287

SLM Corp.	40,720	1,048,540

		7,768,741

Diversified Financial Services—1.2%

BM&FBovespa SA	1,133,000	5,792,667

CME Group, Inc.	14,670	1,032,621

Grupo de Inversiones Suramericana SA	12,219	238,377

Haci Omer Sabanci Holding AS	394,688	1,667,706

Hong Kong Exchanges & Clearing Ltd.	61,245	1,103,839

Marico Kaya Enterprises Ltd.[1]	2,405	152

McGraw Hill Financial, Inc.	116,130	8,585,491

Moscow Exchange (The)	1,322,277	1,959,382

		20,380,235

Insurance—2.5%

Aflac, Inc.	24,960	1,565,491

AIA Group Ltd.	379,200	1,839,214

18      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Insurance (Continued)

Allianz SE	42,566	$7,376,431

Allstate Corp. (The)	32,650	1,859,417

American International Group, Inc.	49,400	2,624,622

Aon plc	57,430	4,874,658

China Life Insurance Co. Ltd., Cl. H	2,000	5,194

Dai-ichi Life Insurance Co. Ltd. (The)	305,400	4,223,228

Fidelity National Financial, Inc., Cl. A	87,700	2,822,186

Marsh & McLennan Cos., Inc.	41,320	2,037,489

MetLife, Inc.	45,830	2,399,201

Old Mutual plc	304,254	1,030,231

Prudential plc	430,282	9,897,143

Sul America SA	100,060	733,706

Sun Life Financial, Inc.	18,350	620,964

		43,909,175

Real Estate Investment Trusts (REITs)—0.2%

American Tower Corp.	18,730	1,564,330

Public Storage	10,240	1,797,222

		3,361,552

Real Estate Management & Development—0.4%

DLF Ltd.	1,220,788	2,830,603

Hang Lung Group Ltd.	129,500	703,050

Hang Lung Properties Ltd.	684,570	2,045,411

Multiplan Empreendimentos Imobiliarios SA	3,300	72,934

SM Prime Holdings, Inc.	2,819,103	1,032,250

Soho China Ltd.	926,500	734,905

Wallace Theater Holdings, Inc.[1,4]	430	3,324

		7,422,477

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.	230,967	3,451,860

Health Care—10.2%

Biotechnology—2.5%

Amgen, Inc.	40,140	4,485,645

Biogen Idec, Inc.[1]	24,280	6,971,274

Celgene Corp.[1]	11,963	1,758,681

Celldex Therapeutics, Inc.[1]	124,160	1,862,400

Cepheid, Inc.[1]	22,910	996,127

Circassia Pharmaceuticals plc[1]	249,310	1,302,752

Clovis Oncology, Inc.[1]	25,380	1,372,297

CSL Ltd.	30,100	1,919,295

Cubist Pharmaceuticals, Inc.[1]	17,870	1,251,972

Gilead Sciences, Inc.[1]	125,780	9,872,472

Grifols SA	57,848	3,101,127

InterMune, Inc.[1]	20,330	652,186

Medivation, Inc.[1]	20,320	1,223,467

NPS Pharmaceuticals, Inc.[1]	27,970	744,561

Theravance, Inc.[1]	85,550	2,303,006

19      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Biotechnology (Continued)

Vertex Pharmaceuticals, Inc.[1]	72,360	$4,898,772

		44,716,034

Health Care Equipment & Supplies—1.4%

Baxter International, Inc.	25,530	1,858,329

Cantel Medical Corp.	15,520	514,643

Cardiovascular Systems, Inc.[1]	17,130	492,487

DexCom, Inc.[1]	46,061	1,494,219

DiaSorin SpA	34,844	1,438,975

Essilor International SA	15,680	1,677,893

Globus Medical, Inc., Cl. A1	58,800	1,435,896

Insulet Corp.[1]	37,200	1,399,836

Mindray Medical International Ltd., ADR	17,790	588,137

Novadaq Technologies, Inc.[1]	15,810	247,426

Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	650,000	657,279

Sonova Holding AG1	13,572	1,963,072

Spectranetics Corp.[1]	43,160	917,582

St. Jude Medical, Inc.	41,440	2,630,197

West Pharmaceutical Services, Inc.	21,920	950,890

William Demant Holding[1]	15,136	1,359,100

Zeltiq Aesthetics, Inc.[1]	35,920	656,977

Zimmer Holdings, Inc.	42,880	4,150,784

		24,433,722

Health Care Providers & Services—1.8%

Acadia Healthcare Co., Inc.[1]	32,800	1,378,256

Aetna, Inc.	83,930	5,996,799

Apollo Hospitals Enterprise Ltd.	43,579	646,023

Bangkok Dusit Medical Services PCL, Cl. F	25,000	11,433

Cardinal Health, Inc.	87,030	6,049,455

Centene Corp.[1]	18,320	1,216,448

Diagnosticos da America SA	102,900	610,086

ExamWorks Group, Inc.[1]	39,690	1,460,592

HCA Holdings, Inc.[1]	13,980	726,960

MWI Veterinary Supply, Inc.[1]	8,810	1,379,998

Sinopharm Group Co. Ltd., Cl. H4	347,400	909,735

Sonic Healthcare Ltd.	118,200	1,949,095

Team Health Holdings, Inc.[1]	33,430	1,620,686

UnitedHealth Group, Inc.	22,860	1,715,414

WellPoint, Inc.	66,640	6,709,315

		32,380,295

Health Care Technology—0.1%

Cerner Corp.[1]	17,890	917,757

CompuGroup Medical AG	21,881	583,169

		1,500,926

Life Sciences Tools & Services—0.6%

Agilent Technologies, Inc.	36,920	1,995,157

Fluidigm Corp.[1]	16,850	632,886

ICON plc[1]	37,220	1,443,019

20      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Life Sciences Tools & Services (Continued)

Thermo Fisher Scientific, Inc.	55,710	$6,350,940

		10,422,002

Pharmaceuticals—3.8%

AbbVie, Inc.	51,050	2,658,684

Actavis plc[1]	8,040	1,642,813

Akorn, Inc.[1]	50,430	1,271,845

Allergan, Inc.	55,320	9,174,269

Bayer AG	47,371	6,574,106

Bristol-Myers Squibb Co.	89,487	4,482,404

Cipla Ltd.	111,107	730,467

Galenica AG	1,444	1,470,740

Jazz Pharmaceuticals plc[1]	4,760	642,124

Johnson & Johnson	25,097	2,542,075

Merck & Co., Inc.	52,330	3,064,445

Novo Nordisk AS, Cl. B	42,648	1,935,002

Pacira Pharmaceuticals, Inc.[1]	13,850	948,586

Perrigo Co. PLC	20,340	2,946,452

Pfizer, Inc.	160,684	5,026,196

Roche Holding AG	30,180	8,872,569

Roche Holding AG, Sponsored ADR	72,860	2,670,319

Sanofi, ADR	58,340	3,138,692

Shire plc	76,260	4,360,194

Teva Pharmaceutical Industries Ltd., Sponsored ADR	26,150	1,277,689

Valeant Pharmaceuticals International, Inc.[1]	6,603	882,887

		66,312,558

Industrials—10.1%

Aerospace & Defense—2.0%

Airbus Group NV	139,280	9,590,222

B/E Aerospace, Inc.[1]	11,230	985,657

Curtiss-Wright Corp.	11,510	735,949

Embraer SA	197,700	1,709,454

Embraer SA, ADR	147,440	5,071,936

General Dynamics Corp.	6,800	744,260

HEICO Corp.	27,080	1,498,066

Hexcel Corp.[1]	54,090	2,255,012

Lockheed Martin Corp.	9,400	1,542,916

Precision Castparts Corp.	11,320	2,864,979

Rolls-Royce Holdings plc[1]	99,470	1,767,050

United Technologies Corp.	51,670	6,114,111

		34,879,612

Air Freight & Couriers—0.3%

Royal Mail plc[1]	117,780	1,055,083

United Parcel Service, Inc., Cl. B	48,220	4,749,670

		5,804,753

Airlines—0.2%

Delta Air Lines, Inc.	106,200	3,911,346

21      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Building Products—0.6%

A.O. Smith Corp.	23,020	$1,076,415

Allegion plc	39,860	1,967,091

Assa Abloy AB, Cl. B1	121,111	6,442,865

Fortune Brands Home & Security, Inc.	35,010	1,395,149

Nortek, Inc.[1]	5,864	481,786

		11,363,306

Commercial Services & Supplies—0.7%

Aggreko plc	62,489	1,666,881

Edenred	44,970	1,517,509

Mobile Mini, Inc.	57,980	2,561,557

Prosegur Compania de Seguridad SA	289,135	1,941,547

Tyco International Ltd.	62,030	2,537,027

Waste Management, Inc.	29,280	1,301,496

		11,526,017

Construction & Engineering—0.5%

Chicago Bridge & Iron Co. NV	12,440	996,071

FLSmidth & Co. AS	40,899	2,191,073

Koninklijke Boskalis Westminster NV	41,111	2,330,358

Leighton Holdings Ltd.	72,400	1,285,429

Trevi Finanziaria Industriale SpA	129,332	1,489,826

		8,292,757

Electrical Equipment—1.4%

ABB Ltd.[1]	63,765	1,536,504

ABB Ltd., Sponsored ADR[1]	24,910	595,847

AMETEK, Inc.	17,270	910,474

Eaton Corp. plc	40,760	2,960,806

Emerson Electric Co.	61,570	4,197,843

Generac Holdings, Inc.	27,030	1,591,526

Legrand SA	32,160	2,077,873

Nidec Corp.	111,400	6,337,143

Prysmian SpA	78,491	2,045,093

Schneider Electric SA	19,220	1,806,376

Schneider Electric SA, ADR[1]	42,920	804,321

		24,863,806

Industrial Conglomerates—1.0%

3M Co.	40,070	5,573,336

General Electric Co.[2]	85,210	2,291,297

Jardine Strategic Holdings Ltd.	31,512	1,125,368

Seibu Holdings, Inc.	69,700	1,274,896

Siemens AG	43,464	5,730,043

Siemens AG, Sponsored ADR	6,930	913,582

SM Investments Corp.	80,573	1,313,604

		18,222,126

Machinery—1.9%

Aalberts Industries NV	103,165	3,441,829

Atlas Copco AB, Cl. A	60,877	1,771,845

Caterpillar, Inc.	45,070	4,750,378

22      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Machinery (Continued)

FANUC Corp.	21,100	$3,796,971

Flowserve Corp.	20,050	1,464,652

Middleby Corp. (The)[1]	10,440	2,635,891

Pall Corp.	10,420	876,843

Parker Hannifin Corp.	42,140	5,346,723

Pentair Ltd.	37,140	2,759,131

Proto Labs, Inc.[1]	18,740	1,134,520

Timken Co.	11,050	697,034

Wabtec Corp.	23,520	1,753,416

Weir Group plc (The)	49,526	2,253,925

		32,683,158

Professional Services—0.6%

Experian plc	95,346	1,832,421

Huron Consulting Group, Inc.[1]	18,890	1,344,968

Intertek Group plc	37,560	1,846,469

Korn/Ferry International[1]	23,570	684,708

On Assignment, Inc.[1]	75,090	2,628,150

Paylocity Holding Corp.[1]	2,820	53,326

SGS SA	691	1,726,956

WageWorks, Inc.[1]	15,770	668,175

		10,785,173

Road & Rail—0.2%

CSX Corp.	46,840	1,321,825

Genesee & Wyoming, Inc., Cl. A1	13,670	1,353,467

Localiza Rent a Car SA	2,700	40,323

Union Pacific Corp.	8,020	1,527,248

		4,242,863

Trading Companies & Distributors—0.6%

Brenntag AG	11,954	2,163,013

Bunzl plc	115,038	3,273,126

H&E Equipment Services, Inc.[1]	75,550	2,912,453

United Rentals, Inc.[1]	3,470	325,590

Wolseley plc	32,040	1,855,484

		10,529,666

Transportation Infrastructure—0.1%

Airports of Thailand PCL	26,100	157,278

DP World Ltd.[5]	17,946	332,001

DP World Ltd.[5]	62,902	1,180,287

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	5,898	72,181

International Container Terminal Services, Inc.	57,570	139,688

		1,881,435

Information Technology—14.0%

Communications Equipment—1.2%

Cisco Systems, Inc.	152,640	3,527,510

Juniper Networks, Inc.[1]	143,820	3,550,916

QUALCOMM, Inc.	15,220	1,197,966

23      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Communications Equipment (Continued)

Telefonaktiebolaget LM Ericsson, Cl. B	1,110,418	$13,335,528

		21,611,920

Electronic Equipment, Instruments, & Components—1.3%

Hoya Corp.	84,900	2,502,857

Keyence Corp.	19,050	7,338,475

Kyocera Corp.	89,100	4,188,872

Methode Electronics, Inc.	34,390	953,979

Murata Manufacturing Co. Ltd.	69,800	5,803,058

Omron Corp.	19,100	674,402

TE Connectivity Ltd.	29,070	1,714,549

		23,176,192

Internet Software & Services—3.7%

Baidu, Inc., Sponsored ADR[1]	37,950	5,838,607

Benefitfocus, Inc.[1]	6,650	215,460

ChannelAdvisor Corp.[1]	32,990	865,658

Cornerstone OnDemand, Inc.[1]	49,590	1,822,928

CoStar Group, Inc.[1]	13,760	2,213,846

Demandware, Inc.[1]	19,560	970,763

eBay, Inc.[1]	161,850	8,388,685

Envestnet, Inc.[1]	24,770	912,774

Facebook, Inc., Cl. A1,2	157,740	9,429,697

Google, Inc., Cl. A1	13,799	7,380,809

Google, Inc., Cl. C1,2	13,549	7,135,716

GrubHub, Inc.[1]	1,270	39,307

LinkedIn Corp., Cl. A1	10,950	1,680,497

MercadoLibre, Inc.	11,640	1,085,663

NAVER Corp.	1,729	1,245,030

Pandora Media, Inc.[1]	51,840	1,214,093

Q2 Holdings, Inc.[1]	6,040	74,171

Shutterstock, Inc.[1]	21,780	1,579,268

SPS Commerce, Inc.[1]	12,160	629,888

Telecity Group plc	99,170	1,202,718

Tencent Holdings Ltd.	44,800	2,819,077

United Internet AG	41,187	1,768,431

Web.com Group, Inc.[1]	54,270	1,666,632

Yahoo Japan Corp.	307,400	1,346,714

Yandex NV, Cl. A1	98,620	2,613,430

Yelp, Inc.[1]	12,680	739,498

Youku Tudou, Inc., ADR[1]	22,730	506,652

		65,386,012

IT Services—0.9%

Acxiom Corp.[1]	24,890	702,894

Alliance Data Systems Corp.[1]	380	91,922

Amadeus IT Holding SA, Cl. A	57,082	2,376,699

FleetCor Technologies, Inc.[1]	7,070	806,899

Infosys Ltd.	53,279	2,844,991

MasterCard, Inc., Cl. A	56,770	4,175,433

MAXIMUS, Inc.	24,050	1,023,808

Tata Consultancy Services Ltd.	33,411	1,213,659

24      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

IT Services (Continued)

Visa, Inc., Cl. A	15,808	$3,202,859

		16,439,164

Semiconductors & Semiconductor Equipment—1.6%

Altera Corp.	207,710	6,754,729

ARM Holdings plc	107,520	1,624,165

Avago Technologies Ltd.	8,560	543,560

Broadcom Corp., Cl. A	23,930	737,283

Intel Corp.	74,660	1,992,676

Maxim Integrated Products, Inc.	223,110	7,237,688

Microchip Technology, Inc.	11,570	550,038

Monolithic Power Systems, Inc.[1]	48,180	1,787,478

Taiwan Semiconductor Manufacturing Co. Ltd.	656,000	2,585,964

Texas Instruments, Inc.	66,988	3,044,605

Xilinx, Inc.	42,310	1,996,609

		28,854,795

Software—3.6%

Adobe Systems, Inc.[1]	103,890	6,408,974

Aspen Technology, Inc.[1]	54,470	2,341,665

Autodesk, Inc.[1]	36,860	1,770,017

Aveva Group plc	31,500	1,123,572

CA, Inc.	35,400	1,066,956

Citrix Systems, Inc.[1]	11,450	679,100

Dassault Systemes SA	13,590	1,671,609

Gemalto NV	18,642	2,089,887

Guidewire Software, Inc.[1]	51,420	1,941,619

Imperva, Inc.[1]	14,810	338,853

Interactive Intelligence Group, Inc.[1]	22,900	1,432,853

Intuit, Inc.	80,180	6,073,635

Microsoft Corp.	251,721	10,169,529

Oracle Corp.	68,450	2,798,236

Proofpoint, Inc.[1]	28,200	717,408

Sage Group plc (The)	192,419	1,386,954

SAP AG	150,195	12,090,512

ServiceNow, Inc.[1]	18,320	910,870

Splunk, Inc.[1]	11,890	648,837

Synopsys, Inc.[1]	21,910	824,254

Tableau Software, Inc., Cl. A1	19,290	1,066,158

Temenos Group AG	36,964	1,324,877

Tyler Technologies, Inc.[1]	20,110	1,641,982

Ultimate Software Group, Inc. (The)[1]	18,110	2,166,499

Workday, Inc., Cl. A1	6,310	461,072

		63,145,928

Technology Hardware, Storage & Peripherals—1.7%

Apple, Inc.[2]	25,913	15,291,002

EMC Corp.[2]	251,440	6,487,152

Fusion-io, Inc.[1]	157,550	1,359,656

NCR Corp.[1]	15,680	478,397

SanDisk Corp.	19,970	1,696,851

Stratasys Ltd.[1]	12,950	1,254,467

25      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)

Western Digital Corp.	33,970	$2,993,776

		29,561,301

Materials—2.5%

Chemicals—1.5%

Asian Paints Ltd.	77,874	652,658

Dow Chemical Co. (The)	52,280	2,608,772

Essentra plc	205,412	2,780,123

Linde AG	21,507	4,460,240

LyondellBasell Industries NV, Cl. A	32,807	3,034,647

Methanex Corp.	33,680	2,088,160

PolyOne Corp.	42,350	1,586,854

Potash Corp. of Saskatchewan, Inc.	32,160	1,162,906

PPG Industries, Inc.	21,980	4,255,768

Sika AG	571	2,314,513

Syngenta AG1	5,843	2,320,057

		27,264,698

Construction Materials—0.5%

Ambuja Cements Ltd.	205,461	679,697

Caesarstone Sdot-Yam Ltd.	16,990	886,538

Cementos Argos SA, Preference	64,546	353,298

Eagle Materials, Inc.	15,990	1,332,447

Indocement Tunggal Prakarsa Tbk PT	302,000	580,358

James Hardie Industries plc	227,800	2,915,401

Semen Indonesia (Persero) Tbk PT	477,000	619,764

Ultratech Cement Ltd.	30,473	1,029,467

		8,396,970

Metals & Mining—0.4%

Alrosa AO	1,810,382	1,870,702

Carpenter Technology Corp.	19,000	1,193,200

Glencore Xstrata plc[1]	435,420	2,350,174

Real Gold Mining Ltd.[1]	273,000	352

Vale SA, Cl. B, Sponsored ADR	138,340	1,828,855

		7,243,283

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	68,630	1,124,846

Telecommunication Services—1.2%

Diversified Telecommunication Services—0.7%

BT Group plc, Cl. A	557,220	3,484,913

Iliad SA	3,870	1,047,003

Inmarsat plc	143,030	1,761,236

Telefonica Brasil SA, ADR	55,600	1,178,720

Telefonica Brasil SA, Preference	100	2,101

Telefonica SA, Sponsored ADR	32,010	536,167

Verizon Communications, Inc.	65,923	3,080,582

Ziggo NV	27,046	1,174,279

		12,265,001

26      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Wireless Telecommunication Services—0.5%

America Movil SAB de CV, Series L, ADR	54,880	$1,101,990

KDDI Corp.	113,500	6,041,434

MTN Group Ltd.	82,699	1,658,856

		8,802,280

Utilities—0.4%

Electric Utilities—0.3%

Edison International	53,030	2,999,377

Entergy Corp.	15,460	1,120,850

NextEra Energy, Inc.	20,487	2,045,627

		6,165,854

Independent Power and Renewable Electricity Producers—0.1%

APR Energy plc	82,430	1,109,640

Multi-Utilities—0.0%

Sempra Energy	9,140	901,295

Total Common Stocks (Cost $1,011,107,354)		1,252,219,921

Preferred Stocks—0.0%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[3]	656	652,966

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	INR 21,135,219	269,819

Total Preferred Stocks (Cost $778,848)		922,785

	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, 12/18/18[1] (Cost $77,776)	123,800	109,564

	Principal Amount

Non-Convertible Corporate Bonds and Notes—7.4%

Access Midstream Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22	$ 335,000	363,894

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	340,000	360,400

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	265,000	288,519

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21	205,000	235,750

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	510,000	548,250

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	880,000	827,200

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[3]	405,000	452,587

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	320,000	345,200

AK Steel Corp., 7.625% Sr. Unsec. Nts., 5/15/20	400,000	403,000

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	360,000	379,800

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20	305,000	321,775

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	655,000	672,194
7.875% Sr. Unsec. Nts., 11/1/20	680,000	688,500

Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	275,000	326,906

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]	210,000	220,500

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	385,000	410,987

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[3]	320,000	330,816

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]	360,000	360,450

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	311,025

27      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	$ 335,000	$360,125

ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20	680,000	716,550

Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	90,000	67,725
8.00% Sec. Nts., 1/15/19[3]	225,000	225,000

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.75% Sr. Unsec. Nts., 1/31/21[3]	375,000	391,875

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	126,176	132,170

Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[3,6]	135,000	136,856

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	330,000	349,800

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	320,000	317,600
6.625% Sr. Unsec. Nts., 10/1/20	340,000	362,100

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	365,000	365,000

Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	495,000	545,738

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	295,000	323,762

BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	710,000	694,025

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	660,000	712,800

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	325,000	332,312

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	560,000	607,600

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,7]	355,000	363,431

Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	90,000	98,887

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	440,000	465,300

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	405,000	426,262

Bon-Ton Department Stores, Inc. (The), 8% Sec. Nts., 6/15/21	390,000	373,425

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	215,000	231,662

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]	720,000	765,000

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	645,000	706,275

Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	225,000	244,125

Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[3]	605,000	654,912

Burger King Corp., 9.875% Sr. Unsec. Nts., 10/15/18	305,000	331,687

Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	120,000	132,900

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[4,7]	271,000	278,116

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[3]	365,000	364,772

Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	423,000	463,185
7.875% Sr. Sec. Nts., 1/15/23[3]	171,000	192,375

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[3]	465,000	504,525

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[3,7]	365,000	376,634

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	355,000	356,775

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	1,135,000	1,159,119

CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[3]	105,000	107,887

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	375,000	379,687

28      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Cenveo Corp., 8.875% Sec. Nts., 2/1/18	$ 690,000	$716,737

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	1,375,000	1,447,187

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	725,000	749,469

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	330,000	353,100

Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	360,000	384,300

Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[3,7]	505,000	523,937

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	377,000	421,769

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	270,000	289,912

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[3]	270,000	277,425

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	145,000	152,250
5.00% Sr. Unsec. Nts., 8/15/22	425,000	436,156

Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[3]	415,000	285,312
8.875% Sr. Unsec. Nts., 3/15/19	445,000	373,800

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	495,000	550,687

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	165,000	172,425
8.50% Sr. Unsec. Nts., 12/15/19	150,000	162,187

CNH Industrial Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	180,000	198,000

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	160,000	167,200

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[6]	140,000	140,000

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	140,000	147,700
6.125% Sr. Unsec. Nts., 3/1/22[3]	350,000	367,500

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	150,000	144,000

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	410,000	438,700

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	280,000	297,500

Dean Foods Co., 9.75% Sr. Unsec. Nts., 12/15/18	400,000	441,000

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	440,000	453,200

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	295,000	282,094

DISH DBS Corp.:
6.75% Sr. Unsec. Nts., 6/1/21	180,000	203,850
7.875% Sr. Unsec. Nts., 9/1/19	605,000	719,194

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	330,000	359,700

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[3]	355,000	386,950

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	335,000	347,562

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	445,000	466,137

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23	95,000	92,150

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	695,000	728,012

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	295,000	315,650

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	270,000	313,200

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	630,000	704,812

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	345,000	353,625

Erickson, Inc., 8.25% Sec. Nts., 5/1/20[3]	896,000	936,320

29      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	$210,000	$214,725

Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[4]	395,000	420,675

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	355,000	356,775

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	1,015,000	1,103,812

Felcor Lodging LP, 6.75% Sr. Sec. Nts., 6/1/19	245,000	263,375

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	265,000	279,575

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	765,000	818,550

First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[3]	550,000	589,875
8.25% Sec. Nts., 1/15/21[3]	665,000	719,862
10.625% Sr. Unsec. Nts., 6/15/21	460,000	523,825

First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[3,7]	282,941	274,099

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	400,000	420,500

FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[3]	215,000	230,856

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	210,000	215,775

Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31	230,000	300,639

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[3]	730,000	764,675
10.75% Sr. Unsec. Nts., 8/1/20	407,000	470,085

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	290,000	316,825
5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	155,150

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	425,000	440,937
7.625% Sr. Unsec. Nts., 4/15/24	355,000	370,087

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	650,000	666,250

Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	335,000	348,400

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	1,010,000	1,100,900

General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[3]	495,000	498,712

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	350,000	365,750

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	390,000	409,500

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	890,000	989,012

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	675,000	729,000

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[3]	495,000	512,325

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	675,000	702,844

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	365,000	368,194

HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	550,000	628,650

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	860,000	935,250

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	210,000	219,187

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	195,000	204,019

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[3]	335,000	366,825

HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[4]	639,000	680,535

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	440,000	471,900

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20	50,000	53,125

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	560,000	585,200

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	790,000	867,025

30      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	$460,000	$509,450

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	275,000	271,562

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	665,000	708,225

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22[3]	545,000	554,537

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	430,000	447,200

Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[3]	235,000	230,887
7.25% Sr. Unsec. Nts., 10/15/20	400,000	433,000

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	655,000	685,294

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[3,6]	365,000	369,334

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	580,000	676,787

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	1,185,000	841,350

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	320,000	344,000

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	255,000	263,925

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[3]	285,000	298,537

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[3]	345,000	346,725
7.375% Sr. Unsec. Nts., 4/1/20[3]	420,000	442,050

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	350,000	354,375

JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	300,000	308,625

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	375,000	380,625

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[3]	165,000	171,600

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	365,000	378,688

K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[3]	285,000	292,303
9.125% Sec. Nts., 11/15/20[3]	370,000	415,325

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	510,000	548,888

Kindred Healthcare, Inc.:
6.375% Sr. Unsec. Nts., 4/15/22[3]	330,000	335,775
8.25% Sr. Unsec. Nts., 6/1/19	535,000	573,788

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	760,000	872,100

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	405,000	419,175

Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	325,000	342,672

Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[3]	595,000	658,963

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22[3]	135,000	137,869

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	140,000	149,100

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	490,000	483,875

Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19	330,000	363,825

Level 3 Financing, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	180,000	199,800

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[3]	720,000	750,600

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[3]	355,000	364,319

Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	655,000	704,125
8.625% Sr. Unsec. Nts., 4/15/20	325,000	352,219

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	615,000	693,413

McDermott International, Inc., 8% Sec. Nts., 5/1/21[3]	370,000	374,625

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	430,000	431,075

31      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	$1,005,000	$1,062,788

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	370,000	391,738

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	715,000	716,788

MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,020,000	1,092,675

MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21	405,000	446,128
6.75% Sr. Unsec. Nts., 10/1/20	390,000	431,964

Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts., 8/1/18[3,7]	300,000	310,500

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[3]	135,000	142,763

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	345,000	354,488

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[3]	395,000	428,575

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, 10.06%, Series C, 12/30/28	370,232	413,271

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	350,000	380,188

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	680,000	726,750

MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[3]	165,000	171,188

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	326,575	369,030

Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	140,000	152,600

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	390,000	422,175

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	120,000	121,500
7.875% Sr. Unsec. Nts., 10/1/20	200,000	205,500
10.875% Sr. Unsec. Nts., 4/1/15	460,000	463,450

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3]	365,000	382,338

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	395,000	399,938

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	345,000	352,331

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[3]	190,000	209,000
8.75% Sr. Unsec. Nts., 10/15/21[3,7]	630,000	699,300

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20	445,000	478,375

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	640,000	708,800

North Atlantic Drilling Ltd., 6.25% Sr. Unsec. Nts., 2/1/19[3]	385,000	369,600

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	504,000

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22-5/1/24[3]	935,000	951,550
6.625% Sr. Unsec. Nts., 3/15/23	135,000	141,750

Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[3,6]	700,000	717,500

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	180,000	195,750

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	595,000	621,775

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[3]	145,000	150,619

Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	375,000	366,563

Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[3]	355,000	372,750

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	460,000	515,200

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	100,000	111,500

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20	90,000	92,363

32      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]	$400,000	$418,000

Ply Gem Industries, Inc., 6.50% Sr. Unsec. Nts., 2/1/22[3]	390,000	391,463

PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3]	475,000	501,125

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	480,000	517,200

PQ Corp., 8.75% Sec. Nts., 5/1/18[3]	285,000	311,363

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	330,000	356,400

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	460,000	502,550

Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[3]	300,000	327,000
10.00% Sr. Unsec. Nts., 8/1/20	300,000	342,000

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	335,000	385,250

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[3]	380,000	425,600
9.00% Sr. Sec. Nts., 1/15/20[3]	245,000	281,750

Regal Entertainment Group, 5.75% Sr. Unsec. Nts., 3/15/22	110,000	113,575

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	230,000	227,700

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	350,000	365,750
9.00% Sr. Unsec. Nts., 4/15/19	395,000	423,638

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[3]	115,000	115,288

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	355,000	362,988

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[3]	630,000	696,938

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[3]	705,000	757,875

Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[3]	975,000	1,033,500

Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	350,000	376,250

SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	275,000	292,875
7.51% Sr. Unsec. Nts., 3/15/21	623,000	665,053

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20	215,000	226,825

Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	420,000	474,138

Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[3]	360,000	399,600

Select Medical Corp.:
6.375% Sr. Unsec. Nts., 6/1/21	230,000	238,050
6.375% Sr. Unsec. Nts., 6/1/21[3]	165,000	170,775

ServiceMaster Co., 8% Sr. Unsec. Nts., 2/15/20	410,000	444,338

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[3]	280,000	283,500

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	350,000	350,000
6.125% Sr. Unsec. Nts., 10/1/22	690,000	708,113

SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	755,000	787,088

SLM Corp., 7.25% Sr. Unsec. Nts., 1/25/22	400,000	442,000

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	330,000	357,225

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	545,000	543,638

Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[4,7]	365,000	373,669

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[3]	365,000	370,931

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	685,000	765,488

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	665,000	732,331

33      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[3]	$475,000	$519,531

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[3]	360,000	387,000

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	365,000	359,525

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	230,000	233,450

Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[3]	300,000	315,563

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	630,000	677,250

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	275,000	279,125

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	345,000	363,113

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	390,000	369,525

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	355,000	379,406

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	430,000	460,100

Tomkins LLC/Tomkins, Inc., 9% Sec. Nts., 10/1/18	406,000	437,465

TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18	315,000	337,050

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	180,000	192,150

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	350,000	376,250

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]	320,000	353,600

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	530,000	586,975

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	675,000	739,125

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	507,796	589,043

Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[3]	270,000	291,600
7.25% Sr. Unsec. Nts., 7/15/22[3]	300,000	328,500

Vector Group Ltd.:
7.75% Sr. Sec. Nts., 2/15/21[3]	65,000	69,875
7.75% Sr. Sec. Nts., 2/15/21	325,000	349,375

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	756,000	813,645

Victor Technologies Group, Inc., 9% Sr. Sec. Nts., 12/15/17	531,000	567,878

Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[3]	220,000	249,700

Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	725,000	763,106

Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[3]	420,000	428,925

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[3]	580,000	578,550

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	283,000	293,613

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	405,263

Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	810,000	856,575

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	300,000	293,250
7.75% Sr. Unsec. Nts., 10/15/20-10/1/21	1,020,000	1,107,575

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	215,000	228,975

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	461,444

Total Non-Convertible Corporate Bonds and Notes (Cost $125,486,766)		130,247,327

Corporate Loans—1.0%

Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[8]	320,000	319,200

34      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Corporate Loans (Continued)

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 10/9/16[8]	$334,291	$335,545

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[8]	355,000	364,023

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[8]	420,000	429,413

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[8]	200,000	205,250

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[8]	280,000	283,558

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.402%, 1/28/18[6,8]	628,751	587,784

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[8]	738,150	740,559

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 4/9/21[6,8]	245,000	244,311

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[8]	275,000	277,062

Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/13/17[8]	467,286	468,455

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.90%, 1/30/19[8]	1,199,336	1,191,240

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.80%, 1/29/16	11,336	11,252
Tranche E, 7.65%, 7/30/19	209,337	209,962

CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[8]	555,000	557,544

Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[8]	330,000	327,319

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[8]	455,000	464,100

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[8]	555,000	556,388

Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[6,8]	427,839	442,502

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[8]	854,152	883,193

Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[8]	275,820	276,050

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[8]	550,000	556,875

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[8]	273,597	287,961

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[8]	325,000	333,734

Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/4/20[8]	620,000	689,362

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[8]	710,000	718,431

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[8]	320,125	320,525

35      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

						Principal Amount	Value

Corporate Loans (Continued)

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: (Continued)

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[8]						$705,000	$709,658

OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[8]						620,000	625,425

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[8]						735,000	735,000

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/5/21[8]						415,000	413,444

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 0.00%, 5/20/18[8,9]						326,143	203,839

Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/11/22[6,8]						440,000	440,688

Road Infrastructure Investment LC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[8]						435,000	433,912

Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[8]						705,000	714,694

Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[8]						1,095,000	1,090,894

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[8]						600,000	598,250

Total Corporate Loans (Cost $17,696,365)							18,047,402
			Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.6%

CBOE SPX Volatility Index Call[1]		USD	18.000	5/21/14	USD	20,000	600,000

CBOE SPX Volatility Index Call[1]		USD	15.000	5/21/14	USD	25,000	2,125,000

CBOE SPX Volatility Index Call[1]		USD	16.000	5/21/14	USD	20,000	1,240,000

CBOE SPX Volatility Index Call[1]		USD	25.000	5/21/14	USD	5,000	35,000

iShares China Large Cap Exchange Traded Fund Call[1]		USD	38.000	5/17/14	USD	10,000	20,000

S&P 500 Index Call[1]		USD	1,875.000	5/17/14	USD	1,000	2,200,000

S&P 500 Index Put[1]		USD	1,815.000	5/17/14	USD	1,500	592,500

S&P 500 Index Call[1]		USD	1,900.000	5/17/14	USD	3,000	2,490,000

United States Treasury Nts., 5 yr. Futures, 6/14/14 Call[1]		USD	120.250	5/23/14	USD	13,000	1,117,194

Total Exchange-Traded Options Purchased (Cost $22,697,853)							10,419,694

	Counterparty

Over-the-Counter Option Purchased—0.1%

SX5E Index Call[1] (Cost $1,106,511)	GSG	EUR	3200.000	5/16/14	EUR	3,500	973,786

						Shares

Investment Companies—18.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[10,11]						16,858,823	16,858,823

Oppenheimer Master Event-Linked Bond Fund, LLC[1,10]						9,251,612	130,504,730

36      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares

Investment Companies (Continued)

Oppenheimer Master Loan Fund, LLC[1,10]	12,415,260	$177,992,776

Total Investment Companies (Cost $320,643,889)		325,356,329

Total Investments, at Value (Cost $1,499,595,362)	98.3%	1,738,296,808

Assets in Excess of Other Liabilities	1.7	29,180,720

Net Assets	100.0%	$1,767,477,528

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.
2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $16,299,296. See Note 6 of the accompanying Consolidated Notes.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $60,696,605 or 3.43% of the Fund’s net assets as of April 30, 2014.
4. Restricted security. The aggregate value of restricted securities as of April 30, 2014 was $4,243,443, which represents 0.24% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18	4/12/13-10/21/13	$275,869	$278,116	$2,247
Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	395,000	420,675	25,675
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17	6/7/11-2/15/12	625,294	680,535	55,241
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-12/12/13	520,399	548,888	28,489
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	140,000	149,100	9,100
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19	2/2/12-1/7/13	432,128	474,138	42,010
Sinopharm Group Co. Ltd., Cl. H	6/15/12-4/26/13	1,040,265	909,735	(130,530)
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18	4/25/13-4/26/13	365,721	373,669	7,948
Wallace Theater Holdings, Inc.	3/28/13	4	3,324	3,320
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	8/24/10-1/24/11	528,918	405,263	(123,655)

		$4,323,598	$4,243,443	$(80,155)

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2014. See Note 1 of the accompanying Consolidated Notes.

37      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

7. Interest or dividend is paid-in-kind, when applicable.
8. Represents the current interest rate for a variable or increasing rate security.
9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Consolidated Notes.
10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2013	Additions	Reductions	April 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	1,392,718	330,212,303	314,746,198	16,858,823
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—	9,251,612
Oppenheimer Master Loan Fund, LLC	12,766,071	—	350,811	12,415,260
Oppenheimer Ultra Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	4,513,213	4,995,145	9,508,358	—

				Realized Gain
		Value	Income	(Loss)

Oppenheimer Institutional Money Market Fund, Cl. E		$16,858,823	$14,221	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		130,504,730	4,579,591 [a]	473,099 [a]
Oppenheimer Master Loan Fund, LLC		177,992,776	5,146,203 [b]	(524,732)[b]
Oppenheimer Ultra Short Duration Fund, Cl. Y (formerly
Oppenheimer Short Duration Fund, Cl. Y)		—	58,651	—

		$325,356,329	$9,798,666	$(51,633)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC. b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
11. Rate shown is the 7-day yield as of April 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,124,603,248	64.7%
United Kingdom	79,433,249	4.6
Germany	60,550,133	3.5
Switzerland	59,824,528	3.4
France	57,656,679	3.3
Japan	48,184,949	2.8
Brazil	35,583,974	2.0
India	28,935,179	1.7
Netherlands	27,056,685	1.6
Spain	26,525,511	1.5
Sweden	22,651,636	1.3
China	22,576,534	1.3
Italy	19,349,958	1.1
Canada	18,990,215	1.1
Mexico	14,440,348	0.8
Russia	13,350,666	0.8
Ireland	10,283,397	0.6
Denmark	8,336,931	0.5
Hong Kong	6,816,881	0.4
Australia	5,384,675	0.3

38      OPPENHEIMER GLOBAL ALLOCATION FUND

Turkey	4,630,496	0.3
Luxembourg	3,750,027	0.2
Colombia	3,740,192	0.2
Indonesia	3,612,543	0.2
Philippines	3,423,774	0.2
Thailand	3,080,000	0.2
Bermuda	2,843,207	0.2
Taiwan	2,585,964	0.1
Israel	2,384,727	0.1
South Africa	2,020,694	0.1
South Korea	1,999,490	0.1
Jersey, Channel Islands	1,832,421	0.1
Malaysia	1,670,395	0.1
Nigeria	1,536,563	0.1
United Arab Emirates	1,512,288	0.1
Austria	1,487,926	0.1
Chile	1,400,563	0.1
Argentina	1,085,663	0.1
Eurozone	973,786	0.1
Egypt	726,082	0.0
Greece	663,212	0.0
Norway	369,600	0.0
Peru	282,367	0.0
Belgium	149,100	0.0
Mongolia	352	0.0

Total	$1,738,296,808	100.0%

Futures Contracts as of April 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CBOE Volatility Index	CBE	Sell	9/16/14	2,000	$34,300,000	$397,060
CBOE Volatility Index	CBE	Buy	6/17/14	3,000	47,250,000	(1,510,608)
Russell 2000 Mini Index	NYF	Sell	6/20/14	1,035	116,292,600	7,816,010
S&P 500 E-Mini Index	CME	Sell	6/20/14	1,000	93,895,000	(1,222,120)

						$5,480,342

Exchange-Traded Options Written at April 30, 2014
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

CBOE SPX Volatility Index Call	USD	23.000	5/21/14	USD	(20,000)	$719,198	$(160,000)

CBOE SPX Volatility Index Call	USD	20.000	5/21/14	USD	(50,000)	4,472,520	(1,000,000)

S&P 500 Index Put	USD	1750.000	5/17/14	USD	(1,500)	1,720,441	(135,000)

Total Exchange-Traded Options Written						$6,912,159	$(1,295,000)

39      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
GSG	Goldman Sachs Group, Inc. (The)

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
INR	Indian Rupee
MYR	Malaysian Ringgit

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CME	Chicago Mercantile Exchange
NYF	New York Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES April 30, 2014 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,178,951,473)	$1,412,940,479
Affiliated companies (cost $320,643,889)	325,356,329

1,738,296,808

Cash	14,928,567

Cash—foreign currencies (cost $160,999)	158,947

Cash used for collateral on futures	16,361,000

Receivables and other assets:
Investments sold (including $1,023,156 sold on a when-issued or delayed delivery basis)	7,139,022
Interest and dividends	5,080,675
Shares of beneficial interest sold	194,905
Variation margin receivable	150,000
Other	373,457

Total assets	1,782,683,381

Liabilities
Options written, at value (premiums received $6,912,159)	1,295,000

Payables and other liabilities:
Investments purchased (including $3,058,369 purchased on a when-issued or delayed delivery basis)	9,748,309
Shares of beneficial interest redeemed	1,818,942
Variation margin payable	1,060,550
Trustees’ compensation	789,941
Distribution and service plan fees	356,615
Foreign capital gains tax	54,181
Other	82,315

Total liabilities	15,205,853

Net Assets	$1,767,477,528

Composition of Net Assets
Par value of shares of beneficial interest	$1,026,183

Additional paid-in capital	2,278,055,543

Accumulated net investment income	10,621,921

Accumulated net realized loss on investments and foreign currency transactions	(771,983,234)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	249,757,115

Net Assets	$1,767,477,528

41      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,339,643,728 and 77,278,281 shares of beneficial interest outstanding)	$17.34
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.40

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,978,331 and 4,106,385 shares of beneficial interest outstanding)	$16.80

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $276,509,375 and 16,441,935 shares of beneficial interest outstanding)	$16.82

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $878,390 and 50,736 shares of beneficial interest outstanding)	$17.31

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,682,502 and 2,501,661 shares of beneficial interest outstanding)	$17.06

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $38,785,202 and 2,239,297 shares of beneficial interest outstanding)	$17.32

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2014 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$4,578,336
Dividends	1,255
Net expenses	(272,391)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	4,307,200

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	4,684,160
Dividends	462,043
Net expenses	(299,106)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	4,847,097

Total allocation of net investment income from master funds	9,154,297

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $507,761)	8,693,620
Affiliated companies	72,872

Interest	6,789,369

Total investment income	15,555,861

Expenses
Management fees	7,038,387

Distribution and service plan fees:
Class A	1,645,545
Class B	379,688
Class C	1,381,904
Class N	106,087

Transfer and shareholder servicing agent fees:
Class A	1,540,412
Class B	142,095
Class C	290,885
Class I	134
Class N	50,388
Class Y	31,572

Shareholder communications:
Class A	73,522
Class B	2,104
Class C	13,161
Class I	10
Class N	1,833
Class Y	119

Custodian fees and expenses	66,960

Trustees’ compensation	26,892

Other	155,064

Total expenses	12,946,762

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

43      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Expenses (Continued)
Less waivers and reimbursements of expenses	$(688,451)

Net expenses	12,258,311

Net Investment Income	12,451,847

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)/(net of foreign capital gains tax of $65,193)	3,508,734
Closing and expiration of option contracts written	17,773,808
Closing and expiration of futures contracts	3,353,605
Foreign currency transactions	(9,093)
Swap contracts	2,469,564

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	473,099
Oppenheimer Master Loan Fund, LLC	(524,732)

Net realized gain	27,044,985

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $40,923)	(8,350,973)
Translation of assets and liabilities denominated in foreign currencies	(2,579,948)
Futures contracts	3,689,986
Option contracts written	1,121,159
Swap contracts	(1,493,798)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(377,892)
Oppenheimer Master Loan Fund, LLC	742,557

Net change in unrealized appreciation/depreciation	(7,248,909)

Net Increase in Net Assets Resulting from Operations	$32,247,923

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations
Net investment income	$12,451,847	$34,625,240

Net realized gain	27,044,985	96,677,175

Net change in unrealized appreciation/depreciation	(7,248,909)	170,766,109

Net increase in net assets resulting from operations	32,247,923	302,068,524

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(19,933,563)	(14,740,309)
Class B	(988,141)	(420,207)
Class C	(3,578,883)	(1,470,325)
Class I	(13,810)	(2,401)
Class N	(598,720)	(391,600)
Class Y	(617,332)	(496,821)

	(25,730,449)	(17,521,663)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(35,072,361)	(138,689,585)
Class B	(15,383,710)	(32,624,127)
Class C	(5,561,988)	(29,656,121)
Class I	99,274	717,984
Class N	(1,152,260)	(8,121,300)
Class Y	1,373,383	(140,408)

	(55,697,662)	(208,513,557)

Net Assets
Total increase (decrease)	(49,180,188)	76,033,304

Beginning of period	1,816,657,716	1,740,624,412

End of period (including accumulated net investment income of $10,621,921 and $23,900,523, respectively)	$1,767,477,528	$1,816,657,716

See accompanying Notes to Consolidated Financial Statements.

45      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.27	$14.70	$14.81	$15.08	$13.05	$10.69

Income (loss) from investment operations:
Net investment income[2]	0.13	0.34	0.33	0.36	0.18	0.16
Net realized and unrealized gain (loss)	0.19	2.41	(0.04)	(0.41)	1.96	2.36

Total from investment operations	0.32	2.75	0.29	(0.05)	2.14	2.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.18)	(0.40)	(0.22)	(0.11)	(0.16)

Net asset value, end of period	$17.34	$17.27	$14.70	$14.81	$15.08	$13.05

Total Return, at Net Asset Value[3]	1.91%	18.81%	2.14%	(0.37)%	16.44%	24.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,339,644	$1,369,331	$1,294,433	$1,473,322	$1,623,802	$1,584,420

Average net assets (in thousands)	$1,359,385	$1,327,442	$1,358,002	$1,589,726	$1,619,840	$1,450,251

Ratios to average net assets:[4]
Net investment income	1.54%[5]	2.11%[5]	2.29%[5]	2.35%[5]	1.29%[5]	1.44%
Total expenses	1.37%[5,6]	1.43%[5,6]	1.46%[5,6]	1.44%[5,6]	1.37%[5,6]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[5]	1.35%[5]	1.38%[5]	1.36%[5]	1.37%[5]	1.42%

Portfolio turnover rate	41%	37%	59%	82%	204%[7]	232%[7]

46      OPPENHEIMER GLOBAL ALLOCATION FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.38%
Year Ended October 31, 2013	1.44%
Year Ended October 31, 2012	1.46%
Year Ended October 31, 2011	1.44%
Year Ended October 29, 2010	1.37%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

47      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$16.76	$14.30	$14.43	$14.73	$12.77	$10.47

Income (loss) from investment operations:
Net investment income[2]	0.06	0.19	0.20	0.23	0.06	0.08
Net realized and unrealized gain (loss)	0.19	2.34	(0.02)	(0.41)	1.91	2.32

Total from investment operations	0.25	2.53	0.18	(0.18)	1.97	2.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.07)	(0.31)	(0.12)	(0.01)	(0.10)

Net asset value, end of period	$16.80	$16.76	$14.30	$14.43	$14.73	$12.77

Total Return, at Net Asset Value[3]	1.50%	17.72%	1.36%	(1.25)%	15.45%	23.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,978	$84,161	$102,131	$145,291	$277,243	$353,853

Average net assets (in thousands)	$76,797	$91,497	$119,580	$224,604	$309,274	$357,111

Ratios to average net assets:[4]
Net investment income	0.72%[5]	1.24%[5]	1.46%[5]	1.52%[5]	0.46%[5]	0.71%
Total expenses	2.26%[5,6]	2.42%[5,6]	2.41%[5,6]	2.43%[5,6]	2.33%[5,6]	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.10%[5]	2.22%[5]	2.20%[5]	2.21%[5]	2.18%[5]	2.20%

Portfolio turnover rate	41%	37%	59%	82%	204%[7]	232%[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.27%
Year Ended October 31, 2013	2.43%
Year Ended October 31, 2012	2.41%
Year Ended October 31, 2011	2.43%
Year Ended October 29, 2010	2.33%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

48      OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$16.78	$14.31	$14.44	$14.73	$12.77	$10.47

Income (loss) from investment operations:
Net investment income[2]	0.07	0.22	0.22	0.25	0.08	0.08
Net realized and unrealized gain (loss)	0.19	2.33	(0.03)	(0.40)	1.90	2.32

Total from investment operations	0.26	2.55	0.19	(0.15)	1.98	2.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.08)	(0.32)	(0.14)	(0.02)	(0.10)

Net asset value, end of period	$16.82	$16.78	$14.31	$14.44	$14.73	$12.77

Total Return, at Net Asset Value[3]	1.54%	17.90%	1.45%	(1.08)%	15.55%	23.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$276,509	$281,444	$267,392	$313,963	$363,252	$366,167

Average net assets (in thousands)	$279,936	$273,813	$284,820	$350,372	$366,311	$343,726

Ratios to average net assets:[4]
Net investment income	0.81%[5]	1.39%[5]	1.58%[5]	1.64%[5]	0.57%[5]	0.74%
Total expenses	2.10%[5,6]	2.14%[5,6]	2.17%[5,6]	2.15%[5,6]	2.08%[5,6]	2.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%[5]	2.06%[5]	2.09%[5]	2.07%[5]	2.08%[5]	2.14%

Portfolio turnover rate	41%	37%	59%	82%	204%[7]	232%[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.11%
Year Ended October 31, 2013	2.15%
Year Ended October 31, 2012	2.17%
Year Ended October 31, 2011	2.15%
Year Ended October 29, 2010	2.08%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Period Ended October 31, 2012 [1]

Per Share Operating Data
Net asset value, beginning of period	$17.25	$14.69	$14.98

Income (loss) from investment operations:
Net investment income[2]	0.17	0.34	0.37
Net realized and unrealized gain (loss)	0.18	2.48	(0.53)

Total from investment operations	0.35	2.82	(0.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.26)	(0.13)

Net asset value, end of period	$17.31	$17.25	$14.69

Total Return, at Net Asset Value[3]	2.09%	19.35%	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879	$775	$10

Average net assets (in thousands)	$901	$147	$10

Ratios to average net assets:[4,5]
Net investment income	1.98%	2.01%	3.78%
Total expenses[6]	0.91%	0.92%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.84%	0.89%

Portfolio turnover rate	41%	37%	59%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.92%
Year Ended October 31, 2013	0.93%
Period Ended October 31, 2012	0.94%

See accompanying Notes to Consolidated Financial Statements.

50      OPPENHEIMER GLOBAL ALLOCATION FUND

Class N	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.01	$14.48	$14.60	$14.86	$12.87	$10.54

Income (loss) from investment operations:
Net investment income[2]	0.11	0.29	0.29	0.32	0.14	0.14
Net realized and unrealized gain (loss)	0.18	2.38	(0.04)	(0.39)	1.93	2.33

Total from investment operations	0.29	2.67	0.25	(0.07)	2.07	2.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.14)	(0.37)	(0.19)	(0.08)	(0.14)

Net asset value, end of period	$17.06	$17.01	$14.48	$14.60	$14.86	$12.87

Total Return, at Net Asset Value[3]	1.71%	18.52%	1.86%	(0.55)%	16.09%	23.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,683	$43,683	$44,700	$56,284	$69,338	$74,293

Average net assets (in thousands)	$43,211	$44,174	$50,331	$63,592	$71,783	$70,697

Ratios to average net assets:[4]
Net investment income	1.29%[5]	1.86%[5]	2.05%[5]	2.12%[5]	1.03%[5]	1.26%
Total expenses	1.62%[5,6]	1.68%[5,6]	1.70%[5,6]	1.67%[5,6]	1.61%[5,6]	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%[5]	1.60%[5]	1.62%[5]	1.59%[5]	1.61%[5]	1.62%

Portfolio turnover rate	41%	37%	59%	82%	204%[7]	232%[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.63%
Year Ended October 31, 2013	1.69%
Year Ended October 31, 2012	1.70%
Year Ended October 31, 2011	1.67%
Year Ended October 29, 2010	1.61%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

51      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.26	$14.69	$14.80	$15.07	$13.05	$10.68

Income (loss) from investment operations:
Net investment income[2]	0.16	0.40	0.38	0.42	0.23	0.25
Net realized and unrealized gain (loss)	0.18	2.41	(0.03)	(0.42)	1.95	2.34

Total from investment operations	0.34	2.81	0.35	0.00	2.18	2.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.24)	(0.46)	(0.27)	(0.16)	(0.22)

Net asset value, end of period	$17.32	$17.26	$14.69	$14.80	$15.07	$13.05

Total Return, at Net Asset Value[3]	2.02%	19.26%	2.53%	(0.04)%	16.80%	24.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,785	$37,264	$31,958	$36,291	$35,843	$35,737

Average net assets (in thousands)	$38,609	$33,958	$33,356	$38,475	$35,361	$42,026

Ratios to average net assets:[4]
Net investment income	1.86%[5]	2.47%[5]	2.65%[5]	2.70%[5]	1.64%[5]	2.25%
Total expenses	1.05%[5,6]	1.06%[5,6]	1.09%[5,6]	1.11%[5,6]	1.01%[5,6]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%[5]	0.98%[5]	1.01%[5]	1.03%[5]	1.01%[5]	0.85%

Portfolio turnover rate	41%	37%	59%	82%	204%[7]	232%[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.06%
Year Ended October 31, 2013	1.07%
Year Ended October 31, 2012	1.09%
Year Ended October 31, 2011	1.11%
Year Ended October 29, 2010	1.01%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896

See accompanying Notes to Consolidated Financial Statements.

52      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS April 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a

53      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,058,369
Sold securities	1,023,156

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of April 30, 2014 is as follows:

Cost	$315,293
Market Value	$203,839
Market value as % of Net Assets	0.01%

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At April 30, 2014, the Fund owned 2,921 shares of the subsidiary with a value of $14,778,007.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the

54      OPPENHEIMER GLOBAL ALLOCATION FUND

1. Significant Accounting Policies (Continued)

Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and

55      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended October 31, 2013, the Fund utilized $97,135,826 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$ 387,470,214
2017	410,473,446

Total	$ 797,943,660

As of April 30, 2014, it is estimated that the capital loss carryforwards would be $770,898,675 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2014, it is estimated that the Fund will utilize $27,044,985 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

56      OPPENHEIMER GLOBAL ALLOCATION FUND

1. Significant Accounting Policies (Continued)

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,506,326,721
Federal tax cost of other investments	279,506,098

Total federal tax cost	$1,785,832,819

Gross unrealized appreciation	$302,649,819
Gross unrealized depreciation	(59,584,283)

Net unrealized appreciation	$243,065,536

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,739
Payments Made to Retired Trustees	97,659
Accumulated Liability as of April 30, 2014	579,217

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

57      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

58      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

59      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

60      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$100,063,208	$86,854,025	$—	$186,917,233
Consumer Staples	44,819,371	59,301,429	—	104,120,800
Energy	55,022,737	26,223,611	—	81,246,348
Financials	110,782,121	88,949,209	3,476	199,734,806
Health Care	137,693,425	42,072,112	—	179,765,537
Industrials	97,200,025	81,785,993	—	178,986,018
Information Technology	175,617,261	72,558,051	—	248,175,312
Materials	21,102,993	22,926,804	—	44,029,797
Telecommunication Services	5,897,459	15,169,822	—	21,067,281
Utilities	7,067,149	1,109,640	—	8,176,789
Preferred Stocks	269,819	652,966	—	922,785
Rights, Warrants and Certificates	109,564	—	—	109,564
Non-Convertible Corporate Bonds and Notes	—	130,247,327	—	130,247,327
Corporate Loans	—	18,047,402	—	18,047,402

61      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table (Continued)
Investments, at Value: (Continued)
Exchange-Traded Options Purchased	$10,419,694	$—	$—	$11,393,480
Over-the-Counter Options Purchased	—	973,786	—	11,393,480
Investment Companies	325,356,329	—	—	325,356,329

Total Investments, at Value	1,091,421,155	646,872,177	3,476	1,738,296,808
Other Financial Instruments:
Variation margin receivable	150,000	—	—	150,000

Total Assets	$1,091,571,155	$646,872,177	$3,476	$1,738,446,808

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(1,295,000)	$—	$(1,295,000)
Variation margin payable	(1,060,550)	—	—	(1,060,550)

Total Liabilities	$(1,060,550)	$(1,295,000)	$—	$(2,355,550)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$ (735,264)	$ 735,264
Financials	(2,772,680)	2,772,680
Materials	(365,289)	365,289

Total Assets	$ (3,873,233)	$ 3,873,233

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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3. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	2,869,490	$49,664,391	5,284,040	$84,264,351
Dividends and/or distributions reinvested	1,079,654	18,330,632	856,406	13,475,276
Redeemed	(5,959,030)	(103,067,384)	(14,903,832)	(236,429,212)

Net decrease	(2,009,886)	$(35,072,361)	(8,763,386)	$(138,689,585)

Class B
Sold	58,495	$982,201	49,266	$780,124
Dividends and/or distributions reinvested	58,918	971,566	27,521	412,759
Redeemed	(1,031,914)	(17,337,477)	(2,199,862)	(33,817,010)

Net decrease	(914,501)	$(15,383,710)	(2,123,075)	$(32,624,127)

Class C
Sold	735,793	$12,350,038	1,277,126	$19,804,767
Dividends and/or distributions reinvested	192,392	3,176,397	86,185	1,301,190
Redeemed	(1,255,667)	(21,088,423)	(3,284,095)	(50,762,078)

Net decrease	(327,482)	$(5,561,988)	(1,920,784)	$(29,656,121)

Class I
Sold	19,434	$335,998	58,815	$956,098
Dividends and/or distributions reinvested	802	13,614	133	2,230
Redeemed	(14,427)	(250,338)	(14,689)	(240,344)

Net increase	5,809	$99,274	44,259	$717,984

Class N
Sold	167,176	$2,848,504	346,258	$5,427,902
Dividends and/or distributions reinvested	34,082	569,850	24,106	371,919
Redeemed	(268,322)	(4,570,614)	(888,780)	(13,921,121)

Net decrease	(67,064)	$(1,152,260)	(518,416)	$(8,121,300)

Class Y
Sold	244,188	$4,220,247	401,300	$6,467,550
Dividends and/or distributions reinvested	33,794	573,695	28,910	456,453
Redeemed	(198,033)	(3,420,559)	(446,374)	(7,064,411)

Net increase (decrease)	79,949	$1,373,383	(16,164)	$(140,408)

63      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$708,450,103	$832,917,427

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

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5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$30,806,194
Class C	36,963,538
Class N	6,879,519

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2014	$163,177	$36	$42,703	$7,450	$87

65      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended April 30, 2014, the Manager waived $58,785.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Ultra Short Duration Fund and Master Funds. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $593,604 for management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$36,062

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

66      OPPENHEIMER GLOBAL ALLOCATION FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

67      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

    During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $84,609,054 and $137,880,571 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

68      OPPENHEIMER GLOBAL ALLOCATION FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

    During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $84,609,054 and $137,880,571 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

69      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

    During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $14,790,426 and $3,687,759 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended April 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2013	115,000	$ 10,998,142	4,000	$ 10,667,858
Options written	390,000	16,594,706	17,250	15,072,596
Options closed or expired	(225,000)	(12,448,991)	(11,000)	(7,876,581)
Options exercised	(210,000)	(9,952,139)	(8,750)	(16,143,432)

Options outstanding as of April 30, 2014	70,000	$ 5,191,718	1,500	$ 1,720,441

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

70      OPPENHEIMER GLOBAL ALLOCATION FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended April 30, 2014, the Fund had ending monthly average notional amounts of $5,903 on volatility swaps which receive measured volatility/variance.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of April 30, 2014, the Fund has not required certain counterparties to post collateral.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at April 30, 2014

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Group, Inc. (The)	$973,786	$—	$—	$—	$973,786

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of April 30, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Volatility contracts	Variation margin receivable	$150,000	*	Options written, at value	$1,160,000
Equity contracts	Investments, at value	6,276,286	**	Options written, at value	135,000
Interest rate contracts	Investments, at value	1,117,194	**
Equity contracts				Variation margin payable	1,060,550	*
Volatility contracts	Investments, at value	4,000,000	**

Total		$11,543,480			$2,355,550

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effective of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Equity contracts	$(21,429,102)	$7,876,581	$(3,445,754)	$—	$—	$(16,998,275)
Interest rate contracts	1,189,138	—	6,047,305	—	—	7,236,443
Volatility contracts	(25,597,334)	9,897,227	752,054	—	2,469,564	(12,478,489)

Total	$(45,837,298)	$17,773,808	$3,353,605	$—	$2,469,564	$(22,240,321)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Swap contracts	Total

Equity contracts	$(1,149,872)	$1,524,271	$(1,226,961)	$—	$(852,562)
Interest rate contracts	(2,798,406)	—	—	—	(2,798,406)
Volatility contracts	4,367,528	(403,112)	4,916,947	(1,493,798)	7,387,565

Total	$419,250	$1,121,159	$3,689,986	$(1,493,798)	$3,736,597

*Includes purchased option contracts and purchased swaption contracts, if any.

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7. Restricted Securities

As of April 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin H. Rockmuller, Vice President
Arthur. S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The consolidated financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

79      OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0257.001.0414 June 25, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER FLEXIBLE STRATEGIES FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	HFRI Fund Weighted Composite Index
6-Month	6.74%	0.60%	8.36%	2.86%
1-Year	8.38	2.15	20.44	5.63
5-Year	5.00	3.76	19.14	7.15
10-Year	4.35	3.73	7.67	5.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 6.74% during the six month period ended 4/30/14, outperforming the HFRI Fund Weighted Composite Index, which returned 2.86%, by 388 basis points. The Fund’s Equity Hedge and Long/Short Credit strategies were the biggest contributors to performance, while the Global Macro strategy was a detractor. The Relative Value strategy had a negligible impact on performance during the period. In general, our long positions in the Equity Hedge strategy outperformed the broader equity markets, while our short positions rose only marginally. Both of these factors contributed to the outperformance. In the Global Macro strategy, our positions in interest rates and credit default swaps detracted from performance.

INVESTMENT STRATEGIES

In the Fund’s February 2014 prospectus, we defined the investment strategies used in the Fund to pursue our mandate of seeking strong risk-adjusted returns on a long-term basis in a variety of market conditions. We employ multiple alternative strategies utilizing securities from across capital structures and numerous asset classes. The Fund is organized into four distinct long/short strategies, described below, with varying allocations within and across strategies based on the portfolio manager’s view of the attractiveness of the strategies, as well as their risks to the Fund, at any given point in time.

¡	Equity Hedge and Long/Short Credit. Security selection in these two strategies is based on fundamentally driven, bottom-up analysis of companies, industries and indices, combined with a top-down macroeconomic overlay. Simply put, we seek to profit from potential change that is not well understood by the markets. In our long positions, we seek attractive valuations with improving fundamentals relative to market expectations. In our short positions, we seek high valuations combined with deteriorating fundamentals relative to market expectations. The Equity Hedge strategy can include long and short positions in equities, equity-sensitive convertibles and derivatives including options, futures, swaps and structured notes. The Long/Short Credit strategy can include long and short positions in a variety of fixed-income securities including loans, asset-backed securities, event-linked bonds, credit-sensitive convertibles, high-grade, high-yield and distressed credit, sovereign debt and derivatives.

¡

Global Macro. Security selection is based on top-down analysis of macroeconomic variables and their expected impact on a broad range of securities and asset classes. We seek to identify long-term fundamental change

3      OPPENHEIMER FLEXIBLE STRATEGIES FUND

that is not well understood by the markets and then implement a strategy that optimizes the potential for attractive risk-adjusted returns. This strategy can include long and short positions that provide exposure to interest rates, credit spreads, sovereign debt, currencies, commodities, volatility, equities and equity indices, and derivatives.

¡	Relative Value. Security selection is based on pairing long and short positions when we believe relative valuation discrepancies exist between specific securities and we expect those valuations to converge. Our views on relative valuation are based on fundamental analysis and can be implemented across multiple asset classes when opportunities arise. This strategy can include long and short positions in multiple asset classes including equities, fixed income, derivatives or other types of securities.

The Fund’s long and short exposures within each of the strategies may change depending on the portfolio manager’s view of the opportunities available. The portfolio manager conducts fundamental evaluations of market, economic, industry and company specific factors that we believe are not reflected in pricing of the underlying securities and asset classes. In response to changing conditions and/or valuations, the portfolio manager may change the allocations.

In the second quarter of 2014, the Fund moved from the Morningstar Moderate

Allocation category to the Multi Alternative category. We believe the Multi Alternative category provides a more appropriate peer group against which to compare performance and is more reflective of the variety of alternative strategies which have been used in the Fund for some time. This change aligns the category with the preferred category we have been measuring the Fund against since the current manager took over the Fund.

MARKET OVERVIEW

The reporting period covers different market environments, as tailwinds during the first two months turned into headwinds during January before the markets started to stabilize later in the first quarter. Through December, improvement in the U.S. labor market, consumer spending and retail sales pointed toward slow but persistent economic recovery. Interest rates climbed higher at a measured pace as investors anticipated that a gradual unwinding of quantitative easing would have a benign impact on the yield curve and economic growth. Against this backdrop, investors showed an aggressive appetite for risk, bidding up equity prices to new highs. Prices for fixed income securities and hard assets commonly used to hedge against a weakening economy came under pressure.

The market environment changed in January as U.S. economic data started to soften, parts of the country were hit with unseasonably cold weather, volatility increased and the Fed

4      OPPENHEIMER FLEXIBLE STRATEGIES FUND

continued to execute its tapering strategy. Interest rates rallied sharply as equities fell, emerging market debt sold off, U.S. bonds climbed and alternatives (e.g., gold, commodities, real estate investment trusts (REITs)) started to outperform. Broadly speaking, investors were selling what had worked well in 2013 and shifting capital into asset classes that had lagged last year. As part of this move, the S&P 500 Index dropped 5.5% into early February before the markets began to stabilize. The relatively high valuation of the U.S. stock market, a slight uptick in unemployment and slowing economic growth in China weighed on investor sentiment. However, the market environment began to shift again in February as investors gained perspective on the unseasonably cold winter weather, China’s growth trajectory and Russia’s takeover of Crimea. Interest rates started to stabilize, bonds produced flat returns and the S&P 500 Index retraced some lost ground, eventually making a new high in early April. Several alternative asset classes continued to outperform as investors focused on diversifying risk, managing volatility and protecting the downside.

FUND REVIEW

The Equity Long/Short strategy was the strongest contributor to performance during the reporting period. Within the Equity Long strategy, the top contributors included AerCap Holdings NV, Actavis plc and Merck & Co., Inc.

AerCap is a global aircraft lessor based in the Netherlands. The company announced in mid-December that it would purchase the aircraft-leasing subsidiary of AIG at an attractive price. Investors concluded that the deal would likely add value quickly to this best-in-class lessor, sending its shares higher. In addition, investors became more positive on the outlook for the aircraft leasing market in 2014 on the back of strong demand, controlled supply and increasing air traffic. Growing investor confidence in AerCap’s ability to close the AIG acquisition successfully by the middle of this year also helped support the stock price.

Actavis (ACT), a specialty pharmaceutical company, announced the acquisition of Forest Labs, a branded drug company, for roughly $25 billion in February. The deal will strengthen ACT’s existing gastroenterology business, and expand its specialty brands business into new areas of cognitive neuroscience, cardiovascular, respiratory, cystic fibrosis, and infectious diseases. The deal should close mid-year and is expected to be immediately accretive in 2014, with more significant accretion expected in 2015-2016.

Merck, a pharmaceutical company, made progress with its anti-PD-1 pipeline drug, MK-3475, in the emerging field of immune-oncology. This drug could eventually be part of a significant breakthrough in cancer research and has the potential to revolutionize oncology. In January, the

5      OPPENHEIMER FLEXIBLE STRATEGIES FUND

company announced that it was initiating an early filing with the FDA in advanced melanoma, which is expected to be completed in the second quarter of 2014. The company also announced that it is evaluating strategic options for its animal health and consumer businesses, and expects to complete the portfolio review this year.

In our Equity Long strategy, Cinemark Holdings, Inc., Philip Morris International, Inc. and Brinker International, Inc. were among the biggest detractors.

Cinemark, a global movie theater operator, was negatively impacted by its exposure to Latin American currency markets. The company’s international presence, which constitutes roughly 30% of its admission and concession revenue, is skewed toward markets like Brazil. While we expect currency volatility to continue, we still like the longer-term growth opportunity in Latin America and are encouraged by Cinemark’s ability to use pricing in these markets as a partial offset in the near term. In addition, there is still significant green-field opportunity to expand Cinemark’s theatre footprint in Latin America. The U.S. box office, which drives the majority of the company’s profits, remains resilient and is growing at a double-digit pace. This strength could continue into 2015 when a heavy slate of highly anticipated films is expected to be released.

Philip Morris, a cigarette manufacturer, was negatively impacted by its exposure to emerging market currencies during the reporting period. In 2013, the company suffered earnings per share (EPS) dilution from foreign exchange movements. Although we expect the stock to remain vulnerable to currency swings in the near-term, the longer-term opportunity in emerging markets should support the company’s growth trajectory in revenue and earnings. These markets have expanding adult populations with significant potential for increased penetration as well as for up-trading of tobacco products over time. Finally, we are optimistic about prospects for the company’s new reduced-risk products which should impact results in 2015 and beyond.

Brinker, a restaurant operator, was negatively impacted by severe weather over the last six months that curtailed traffic across a wide swath of retailers and restaurants. These conditions have masked the positive impact from some of Brinker’s initiatives to drive same-store sales and provide differentiation from their competitors in the fast casual and traditional dining arenas. With the headwind from adverse weather abating, the benefit from these positive changes should become more apparent to investors in 2014.

In our Equity Short strategy, the top contributors included Cliffs Natural Resources, Inc., Walter Energy, Inc. and ADT Corp.

6      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Our short positions in Cliff Natural Resources, a leading North American iron ore company, and Walter Energy, a pure play metallurgical coal company, benefited from price declines to multi-year lows in both commodities. Lower demand for these inputs from the Chinese steel industry, high inventory levels, and continued oversupply from Australian exports have combined to put pressure on both of these high cost producers. We expect commodity price pressure to continue into the back half of 2014 given the lack of any meaningful production rationalization in the already oversupplied metallurgical coal and iron ore markets.

Our short position in ADT, an electronic home security provider, also contributed to performance during the reporting period. The company is facing increased competition from several large telecom and cable companies that have been promoting lower priced but comparable home monitoring services. This has resulted in market share loss for ADT along with rising costs to acquire new customers. We believe the company will continue to face challenges growing its subscriber base.

In our Equity Short strategy, the biggest detractors were Caterpillar, Inc., SanDisk Corp. and Air Lease Corp.

Our short position in Caterpillar (CAT), a construction and mining equipment manufacturer, detracted from performance. Emerging signs of a recovery in the North American construction market, solid demand in Chinese construction, re-stocking of inventory at Caterpillar dealers, and growth in the oil & gas and power generation markets more than offset worsening mining equipment trends. We reduced our position in CAT during the reporting period.

Our short position in SanDisk, a data storage solutions provider, also hurt performance. The stock price climbed as the company managed through an inventory correction in the NAND memory market. Instead of suffering a cyclical drop in profitability, SanDisk has been able to manage its product mix in a way that has allowed the company to expand gross margins. While its operating performance has been impressive, we remain concerned that the company’s lack of leadership on the industry’s transition to 3D NAND will result in share loss and longer-term margin pressure.

Our short position in Air Lease, an aircraft lessor, detracted from performance as well. Although the company trades at a premium based on book value, Air Lease benefited from increased investor attention resulting from positive aircraft leasing trends. In addition, reduced concerns about the company’s Asian exposure and greater investor focus on its portfolio of newer aircraft helped propel the stock price.

7      OPPENHEIMER FLEXIBLE STRATEGIES FUND

The Long/Short Credit strategy also added to performance during the period. The top contributors included Oppenheimer Master Loan Fund, LLC, our residential mortgage backed securities (RMBS) and a bond backed by commercial jet aircraft.

Our position in Oppenheimer Master Loan Fund, LLC contributed to performance as bank loan portfolios benefited from strong flows into the asset class over the last six months. However, this trend has shown some signs of weakening as loan funds saw their first weekly outflow in April since June of 2013.

Our position in Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2 A2, non-agency RMBS, also added to results largely due to strong performance of the collateral. Both default rates and default severities have improved significantly over the last six months. In addition, the bond began receiving principal payments in January.

Our holding in Airspeed Ltd., Series 2007-1A G1, a bond backed by commercial jet aircraft, contributed to performance as well. Airspeed continues to benefit from favorable supply/demand conditions in the narrowbody aircraft market. The percentage of the narrowbody fleet in storage declined from 9.5% to 8.3% year over year through April. Market dynamics for the specific kinds of aircraft that back this bond are even more favorable, with storage rates in the mid to low single digits for the primary aircraft types in Airspeed’s fleet.

The biggest detractors from performance in the Long/Short Credit strategy included our positions in Alpha Natural Resources, Lukoil and a non-agency RMBS.

Our short position in Alpha Natural Resources 3.25% Convertible Bond detracted from performance during the period. Despite downward pricing pressure on metallurgical coal, Alpha has been able to maintain access to the capital markets. The company used external funds to pay down a portion of its convertible bond, negatively impacting our short position. In addition, the supply of bonds available for shorting contracted in conjunction with Alpha’s successful financing activities, which forced us to close out the position.

Our holdings in Lukoil International Finance BV, 6.125% of 2020, a corporate bond issued by a Russian oil & gas company, also detracted from performance. This position was negatively impacted by the political turmoil between Russia and the Ukraine. In addition, Standard & Poor’s lowered its credit rating on Lukoil, citing the impact of economic sanctions on Russia and the risk to Lukoil from any potential default by Russia.

8      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Our position in Ameriquest Mortgage Securities, Inc., Series 2004-R2 M1, non-agency RMBS, was also a marginal detractor from performance. The bond failed a delinquency test during the period, which pushed principal cash flows higher up the structure. The bond is performing very close to the test level, so if delinquency rates improve modestly, the principal cash flows will again be paid to the M1 part of the structure, benefitting our position.

The Global Macro strategy detracted from the Fund’s performance during the period. The biggest contributors to performance were our short positions in the Australian dollar, Turkish lira and Japanese yen, while the biggest detractors were our positions in certain credit default swaps (CDS) and the euro.

Our short Turkish lira, Australian dollar and Japanese yen positions all benefited performance during the reporting period. The Turkish lira declined as concerns about how the country would finance its large current account deficit in a higher global interest rate environment pressured the currency. Political turmoil within Turkey, including a corruption investigation reaching to the highest levels of government, further exacerbated the currency weakness. The Australian dollar weakened against the U.S. dollar as declining commodity prices reduced foreign investment into the mining sector and slowed the

Australian economy. Finally, the Japanese yen declined as the Bank of Japan implemented large scale purchases of government bonds that were funded by an expansion of the central bank’s balance sheet. This policy increased the supply of yen and pressured the exchange rate.

Our CDS positions in Italy and Austria both detracted from performance. In Italy, the government’s commitment to keep the deficit in line with European Union guidance, combined with improving (but still negative) real GDP growth and an accommodative European Central Bank (ECB), have caused Italian credit spreads to decline, hurting our position. Similarly, Austrian credit spreads tightened during the period as the European and Austrian economies continued their tepid recovery.

Our short position in the euro detracted from performance as that currency appreciated against the U.S. dollar. The ECB’s balance sheet is contracting as banks make early repayments of funds borrowed under the long-term refinancing operation (LTRO) facility. In contrast, the Fed’s balance sheet is still expanding, and the relative movements in these balance sheets helps to explain some of the strength of the euro versus the dollar. Additionally, investor disappointment with the strength of the U.S. economic recovery, combined with the continued stabilization of the Eurozone economy, has resulted in a stronger euro relative to the dollar.

9      OPPENHEIMER FLEXIBLE STRATEGIES FUND

STRATEGY & OUTLOOK

The market environment remains complex and we see numerous potential crosswinds. While U.S. equities look attractive versus bonds on a medium term basis, the multiple expansion they enjoyed in 2013 means they are no longer inexpensive. In fact, the price-to-earnings ratio for the S&P 500 Index based on next twelve months’ consensus earnings stands at a relatively high level versus history over the last four decades. Absent a new valuation bubble, we believe equity price gains this year will largely depend on earnings growth rather than multiple expansion. In addition, we believe that unusually low volatility in the market today belies the turmoil lurking beneath the surface. For example, both equities and interest rates sold off sharply in January before stabilizing later in the first quarter. Emerging market debt was under significant pressure (again) at the start of the year. Highly valued growth stocks, many of which performed well last year, started selling off sharply in March. We expect these rolling waves of asset repricings to continue as the market searches for the appropriate discount rate to apply to financial assets in a post quantitative easing (QE) world.

More broadly, we believe many structural weaknesses in the global economy have yet to be addressed, which makes the current outlook more fragile than many investors believe. For example, Europe and Japan have come to the hard part of the recovery process—the part that requires meaningful structural reform. We are skeptical that Europe and Japan can muster the political will necessary to address the banking, overspending and deficit problems their economies face. The U.S. certainly cannot. Economic growth remains weak in Europe, and although spreads have tightened, the ECB is signaling that it may ease policy again in an effort to stimulate growth. The Bank of Japan continues to execute its massive QE program in an effort to accelerate growth, while China is deliberately slowing growth as it implements new priorities. This Chinese slowdown had a knock-on effect in emerging markets both last year and early this year, and threatens to do so again. The Chinese property market remains stressed, and we believe the issues in that country have grown bigger, not smaller, since the start of the year.

In summary, we believe investors face the prospect of higher volatility and lower expected returns over the next several years. Tail risks include potential shocks from Russia, China, Japan and a host of other countries. In the U.S., while we do not expect the Fed to raise short term rates any time soon, we believe that rates could still continue to normalize as the market pushes the 10-year Treasury yield higher over time. After six years of artificially repressed interest

10      OPPENHEIMER FLEXIBLE STRATEGIES FUND

rates and coordinated monetary stimulus around the world, no one knows what growth will look like with a normalized yield curve. We do know that stocks and bonds typically move in opposite directions, but they have moved together for some time now, creating a dislocation that has yet to be resolved. Against this backdrop, we continue to search for opportunities to generate strong risk-adjusted returns, control volatility and utilize the flexibility of multiple asset classes to hedge the key tail risks we see.

Michelle Borré, CFA Portfolio Manager

11      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Starwood Property Trust, Inc.	1.8%
Actavis plc	1.8
Quanta Services, Inc.	1.8
Chevron Corp.	1.7
Apple, Inc.	1.6
Comcast Corp., Cl. A	1.5
LyondellBasell Industries NV, Cl. A	1.5
Merck & Co., Inc.	1.5
UnitedHealth Group, Inc.	1.4
Macy’s, Inc.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	6 .5%
Pharmaceuticals	5.2
Real Estate Investment Trusts (REITs)	3.6
Communications Equipment	3.5
Commercial Banks	3.3
Chemicals	3.0
Media	2.9
Energy Equipment & Services	2.1
Health Care Providers & Services	1.9
Construction & Engineering	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	52.1%
Investment Companies Oppenheimer Institutional Money Market Fund Oppenheimer Master Loan Fund, LLC SPDR Gold Trust Exchange Traded Fund	6.9 14.4 2.0
Asset-Backed Securities	9.9
Mortgage-Backed Obligations Non-Agency	5.0
Preferred Stocks	3.7
Non-Convertible Corporate Bonds and Notes	3.1
Corporate Loans	1.4
Over-the-Counter Interest Rate Swaptions Purchased	0.7
Convertible Corporate Bonds and Notes	0.4
Structured Securities	0.3
Exchange-Traded Options Purchased	0.1
Over-the-Counter Options Purchased	—*

*Represents less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of investments. Short sales of securities, which accounted for 23.0% of the Fund’s net assets as of fiscal year end, are not reflected in the chart above. More information about these investments is included in the Consolidated Statement of Investments and the accompanying Notes to Consolidated Financial Statements.

12      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	6.74%	8.38%	5.00%	4.35%
Class B (QOPBX)	9/1/93	6.30%	7.46%	4.07%	3.86%
Class C (QOPCX)	9/1/93	6.33%	7.55%	4.20%	3.56%
Class I (QOPIX)	2/28/13	6.90%	8.80%	8.70% *	N/A
Class N (QOPNX)	3/1/01	6.59%	8.05%	4.67%	4.00%
Class Y (QOPYX)	12/16/96	6.83%	8.60%	5.29%	4.59%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	0.60%	2.15%	3.76%	3.73%
Class B (QOPBX)	9/1/93	1.30%	2.46%	3.73%	3.86%
Class C (QOPCX)	9/1/93	5.33%	6.55%	4.20%	3.56%
Class I (QOPIX)	2/28/13	6.90%	8.80%	8.70% *	N/A
Class N (QOPNX)	3/1/01	5.59%	7.05%	4.67%	4.00%
Class Y (QOPYX)	12/16/96	6.83%	8.60%	5.29%	4.59%
* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the HFRI Fund Weighted Composite Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in U.S. Dollars and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index’s returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. As a result, the HFRI Fund Weighted Composite Index returns shown may differ from the same Index’s returns for the

13      OPPENHEIMER FLEXIBLE STRATEGIES FUND

same period published elsewhere. If subsequent recalculations cause the Index’s returns to change, the Fund does not expect to update the Index returns. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$1,000.00	$1,067.40	$12.06
Class B	1,000.00	1,063.00	16.34
Class C	1,000.00	1,063.30	15.98
Class I	1,000.00	1,069.00	9.58
Class N	1,000.00	1,065.90	13.71
Class Y	1,000.00	1,068.30	11.29

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,013.19	11.75
Class B	1,000.00	1,009.07	15.91
Class C	1,000.00	1,009.42	15.56
Class I	1,000.00	1,015.57	9.34
Class N	1,000.00	1,011.60	13.35
Class Y	1,000.00	1,013.93	10.99

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	2.34%
Class B	3.17
Class C	3.10
Class I	1.86
Class N	2.66
Class Y	2.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2014 Unaudited

	Shares	Value

Common Stocks—51.7%

Consumer Discretionary—5.4%

Hotels, Restaurants & Leisure—1.1%

Brinker International, Inc.	75,000	$3,685,500

McDonald’s Corp.	54,500	5,525,210

		9,210,710

Media—2.9%

Cinemark Holdings, Inc.[1]	363,000	10,752,060

Comcast Corp., Cl. A	248,400	12,857,184

		23,609,244

Multiline Retail—1.4%

Macy’s, Inc.	207,300	11,905,239

Consumer Staples—2.3%

Beverages—1.1%

Coca-Cola Co. (The)[1]	215,500	8,790,245

Tobacco—1.2%

Altria Group, Inc.	108,000	4,331,880

Philip Morris International, Inc.[1]	69,500	5,937,385

		10,269,265

Energy—8.6%

Energy Equipment & Services—2.1%

Baker Hughes, Inc.	111,300	7,779,870

Schlumberger Ltd.	100,000	10,155,000

		17,934,870

Oil, Gas & Consumable Fuels—6.5%

Apache Corp.	17,800	1,545,040

Chevron Corp.	111,520	13,997,990

ConocoPhillips	106,000	7,876,860

EOG Resources, Inc.	110,000	10,780,000

HollyFrontier Corp.	106,820	5,617,664

Kinder Morgan, Inc.	100,000	3,266,000

Noble Energy, Inc.	90,000	6,460,200

Valero Energy Corp.	83,000	4,745,110

		54,288,864

Financials—8.1%

Commercial Banks—3.3%

Bond Street Holdings, Inc., Cl. A2,3	375,000	6,750,000

Bond Street Holdings, Inc., Cl. B2,3	120,000	1,680,000

Citigroup, Inc.	189,800	9,093,318

JPMorgan Chase & Co.	91,500	5,122,170

M&T Bank Corp.	39,640	4,836,476

		27,481,964

Insurance—1.2%

ACE Ltd.	96,570	9,881,043

17      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs)—3.6%

American Assets Trust, Inc.	60,788	$2,063,753

Blackstone Mortgage Trust, Inc., Cl. A	251,870	7,160,664

Macerich Co. (The)	89,500	5,809,445

Starwood Property Trust, Inc.	634,000	15,247,700

		30,281,562

Health Care—8.2%

Health Care Equipment & Supplies—1.1%

Baxter International, Inc.	94,000	6,842,260

Covidien plc	38,000	2,707,500

		9,549,760

Health Care Providers & Services—1.9%

HCA Holdings, Inc.[2]	20,000	1,040,000

UnitedHealth Group, Inc.	160,420	12,037,917

Universal Health Services, Inc., Cl. B	31,000	2,535,490

		15,613,407

Pharmaceuticals—5.2%

Actavis plc[2]	74,000	15,120,420

Merck & Co., Inc.	208,000	12,180,480

Novartis AG, ADR	78,000	6,781,320

Roche Holding AG	32,500	9,554,622

		43,636,842

Industrials—6.3%

Aerospace & Defense—1.6%

Honeywell International, Inc.	102,000	9,475,800

Northrop Grumman Corp.	34,000	4,131,340

		13,607,140

Commercial Services & Supplies—1.3%

Tyco International Ltd.	255,000	10,429,500

Construction & Engineering—1.8%

Quanta Services, Inc.[2]	425,000	14,994,000

Electrical Equipment—0.1%

Hubbell, Inc., Cl. B	9,500	1,118,340

Trading Companies & Distributors—1.5%

AerCap Holdings NV2	140,901	5,879,799

WESCO International, Inc.[2]	74,000	6,495,720

		12,375,519

Information Technology—7.0%

Communications Equipment—3.5%

Cisco Systems, Inc.	125,000	2,888,750

Juniper Networks, Inc.[2]	345,790	8,537,555

QUALCOMM, Inc.	143,160	11,268,123

Telefonaktiebolaget LM Ericsson, Cl. B	520,000	6,244,923

		28,939,351

18      OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Shares	Value

Internet Software & Services—1.0%

Google, Inc., Cl. A2	7,750	$4,145,320

Google, Inc., Cl. C2	7,750	4,081,615

		8,226,935

IT Services—0.1%

Accenture plc, Cl. A	10,000	802,200

Semiconductors & Semiconductor Equipment—0.8%

Xilinx, Inc.	152,000	7,172,880

Technology Hardware, Storage & Peripherals—1.6%

Apple, Inc.[1]	22,498	13,275,845

Materials—3.0%

Chemicals—3.0%

Celanese Corp., Series A	109,500	6,726,585

LyondellBasell Industries NV, Cl. A	136,900	12,663,250

Methanex Corp.	90,000	5,580,000

		24,969,835

Telecommunication Services—1.1%

Diversified Telecommunication Services—1.1%

BCE, Inc.	202,000	8,997,080

Utilities—1.7%

Electric Utilities—1.7%

Cleco Corp.	75,000	3,941,250

Edison International	75,000	4,242,000

PPL Corp.	174,050	5,802,827

		13,986,077

Total Common Stocks (Cost $339,932,302)		431,347,717

Preferred Stocks—3.7%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,091,097

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,417,950

PPL Corp. 8.75% Cv., Non-Vtg.	185,000	9,990,000

US Bancorp, 6% Non-Cum., Series G, Non-Vtg.[4]	300,000	8,310,000

Total Preferred Stocks (Cost $31,005,641)		30,809,047

	Principal Amount

Asset-Backed Securities—9.8%

Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.422%, 6/15/32[3,4]	$29,041,381	24,688,789
Series 2007-1A, Cl. G2, 0.432%, 6/15/32[3,4]	7,885,883	6,634,513

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.452%,
9/15/41[3,4]	31,973,370	23,150,300

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.642%,
6/25/35[4]	5,500,000	4,322,037

Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.632%, 8/25/35[4]	5,000,000	4,621,000

Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.642%, 9/25/47[4]	7,595,000	4,192,888

19      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

				Principal Amount		Value

Asset-Backed Securities (Continued)

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.472%, 5/25/37[4,5]					$16,147,909	$14,521,620

Total Asset-Backed Securities (Cost $73,374,831)						82,131,147

Mortgage-Backed Obligations—4.9%

Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 0.799%, 4/25/34[4]					3,558,338	2,931,035

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.932%, 6/25/35[4]					4,000,000	3,378,220

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.954%, 11/25/34[4]					8,055,247	5,809,154

First NLC Trust, Series 2005-4, Cl. A4, 0.542%, 2/25/36[4]					11,003,000	8,037,570

Home Equity Asset Trust, Series 2005-5, Cl. M2, 0.662%, 11/25/35[4]					1,888,088	1,733,767

Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.642%, 8/25/35[4]					1,298,061	1,099,183

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.641%, 4/21/34[4]					733,293	748,670

RAMP Trust:
Series 2005-RS6, Cl. M2, 0.662%, 6/25/35[4]					944,044	877,137
Series 2006-NC3, Cl. A3, 0.422%, 3/25/36[4]					16,698,000	13,475,754

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A3, 0.602%, 5/25/37[4,5]					4,486,000	3,224,245

Total Mortgage-Backed Obligations (Cost $32,265,767)						41,314,735

Non-Convertible Corporate Bonds and Notes—3.0%

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]					999,000	774,225

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]					14,000,000	14,105,000

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,6]					11,000,000	10,642,500

Total Non-Convertible Corporate Bonds and Notes (Cost $25,164,827)						25,521,725

Convertible Corporate Bond and Note—0.4%

SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27
(Cost $3,000,000)					3,000,000	3,487,500

Corporate Loans—1.4%

Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.75%, 6/28/19[4]					6,947,500	7,015,530

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B2, 4.00%, 4/23/20[4]					4,962,500	4,960,708

Total Corporate Loans (Cost $11,820,546)						11,976,238

				Shares

Structured Security—0.3%

Africa Telecommunications Media & Technology Fund 1 LLC[2,3]
(Cost $10,000,000)					9,542,930	2,576,591

Exercise Price			Expiration Date	Contracts

Exchange-Traded Options Purchased—0.1%

S&P 500 Index Call[2]	USD	1,925.000	5/17/14	USD	875	157,500

20      OPPENHEIMER FLEXIBLE STRATEGIES FUND

			Exercise	Expiration
			Price	Date			Contracts	Value
Exchange-Traded Options Purchased (Continued)
United States Treasury
Nts., 10 yr. Futures,
7/14/14 Call[2]			USD 125.000	6/20/14		USD	1,500	$468,750

Total Exchange-Traded Options Purchased (Cost $1,434,111)								626,250

	Counterparty		Exercise Price	Expiration Date			Contracts
Over-the-Counter Option Purchased—0.0%
JPY
Currency
Put[2] (Cost
$390,000)	JPM		JPY 120.000	5/27/14		JPY	6,000,000,000	—

		Pay/Receive Floating	Floating	Fixed	Expiration		Notional Amount
	Counterparty	Rate	Rate	Rate	Date		(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.7%
Interest
Rate Swap maturing			Six-Month
1/21/25			JPY BBA
Put[2]	GSG	Receive	LIBOR	2.000%	1/19/15	JPY	3,838,000	9,608
Interest
Rate Swap maturing			Six-Month
1/25/26			JPY BBA
Put[2]	GSG	Receive	LIBOR	1.870	1/21/16	JPY	5,406,000	88,401
Interest
Rate Swap maturing			Three-
2/28/27			Month USD
Put[2]	JPM	Receive	BBA LIBOR	4.500	2/24/17	USD	50,000	1,275,132
Interest
Rate Swap maturing			Three-
4/13/26			Month USD
Call[2]	JPM	Receive	BBA LIBOR	3.410	4/11/16	USD	33,000	1,423,145
Interest
Rate Swap maturing			Three-
4/13/26			Month USD
Call[2]	JPM	Receive	BBA LIBOR	3.468	4/11/16	USD	33,000	1,343,458
Interest
Rate Swap maturing			Three-
4/27/26			Month USD
Call[2]	JPM	Receive	BBA LIBOR	3.373	4/25/16	USD	30,000	1,370,337

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,098,189)								5,510,081

Shares
Investment Companies—23.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[7,8]	56,822,099	56,822,099

21      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies (Continued)
Oppenheimer Master Loan Fund, LLC[7]	8,288,014	$118,822,044
SPDR Gold Trust Exchange Traded Fund[2]	135,900	16,881,498

Total Investment Companies (Cost $191,715,081)		192,525,641
Total Investments, at Value (Cost $728,201,295)	99.1%	827,826,672
Assets in Excess of Other Liabilities	0.9	7,183,104

Net Assets	100.0%	$835,009,776

Footnotes to Consolidated Statement of Investments

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $26,205,988. See Note 1 of accompanying Consolidated Notes.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of April 30, 2014 was $65,480,193, which represents 7.84% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Africa Telecommunications
Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,576,591	$(7,423,409)

Airspeed Ltd., Series 2007-1A,
Cl. G1, 0.422%, 6/15/32	1/9/13-7/10/13	23,043,324	24,688,789	1,645,465

Airspeed Ltd., Series 2007-1A,
Cl. G2, 0.432%, 6/15/32	1/9/13-1/25/13	6,430,837	6,634,513	203,676

Blade Engine Securitization Ltd.,
Series 2006-1AW, Cl. A1,
0.452%, 9/15/41	4/19/13-5/29/13	24,157,207	23,150,300	(1,006,907)

Bond Street Holdings, Inc., Cl. A	11/4/09	7,500,000	6,750,000	(750,000)

Bond Street Holdings, Inc., Cl. B	11/4/09	2,400,000	1,680,000	(720,000)

		$73,531,368	$65,480,193	$(8,051,175)

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $31,850,865 or 3.81% of the Fund’s net assets as of April 30, 2014.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014
Oppenheimer Institutional Money
Market Fund, Cl. E	341,351	188,658,996	132,178,248	56,822,099
Oppenheimer Master Loan Fund, LLC	8,288,014	—	—	8,288,014
Oppenheimer Short Duration Fund, Cl. Y	3,016,273	902	3,017,175	—

22      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E	$56,822,099	$15,906		$—
Oppenheimer Master Loan Fund, LLC	118,822,044	3,379,688	[a]	340,729	[a]
Oppenheimer Short Duration Fund, Cl. Y	—	17,719		—

Total	$175,644,143	$3,413,313		$340,729

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
8. Rate shown is the 7-day yield as of April 30, 2014.

	Shares Sold Short	Value
Securities Sold Short—(23.0)%
Common Stock Securities Sold Short—(23.0)%
ADT Corp. (The)	(91,000)	$(2,751,840)
Aeropostale, Inc.	(300)	(1,491)
Aflac, Inc.	(139,000)	(8,718,080)
Air Lease Corp., Cl. A	(176,000)	(6,313,120)
Aircastle Ltd.	(165,000)	(2,899,050)
Assurant, Inc.	(63,500)	(4,280,535)
BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,912,920)
BJ’s Restaurants, Inc.	(165,700)	(4,730,735)
Boeing Co. (The)	(50,000)	(6,451,000)
Camden Property Trust	(60,000)	(4,109,400)
Caterpillar, Inc.	(43,000)	(4,532,200)
CBL & Associates Properties, Inc.	(361,000)	(6,559,370)
Chesapeake Energy Corp.	(217,000)	(6,238,750)
City National Corp.	(50,000)	(3,628,500)
Cliffs Natural Resources, Inc.	(174,000)	(3,083,280)
CME Group, Inc.	(58,000)	(4,082,620)
Comerica, Inc.	(186,000)	(8,972,640)
Commerce Bancshares, Inc.	(69,457)	(3,019,990)
Daido Steel Co. Ltd.	(233,000)	(1,137,207)
First Niagara Financial Group, Inc.	(400,000)	(3,568,000)
FirstMerit Corp.	(155,000)	(3,005,450)
FMC Technologies, Inc.	(51,000)	(2,891,700)
Glimcher Realty Trust	(614,000)	(6,256,660)
KCG Holdings, Inc., Cl. A	(200,000)	(1,990,000)
Kohl’s Corp.	(94,000)	(5,150,260)
Montpelier Re Holdings Ltd.	(120,000)	(3,669,600)
NASDAQ OMX Group, Inc. (The)	(170,000)	(6,273,000)
Nationstar Mortgage Holdings, Inc.	(100,000)	(3,273,000)
Oracle Corp.	(113,000)	(4,619,440)
Pennsylvania Real Estate Investment Trust	(430,000)	(7,116,500)
Quicksilver Resources, Inc.	(598,734)	(1,951,872)
Rio Tinto plc, Sponsored ADR	(55,000)	(2,985,950)
Rosetta Resources, Inc.	(75,000)	(3,550,500)
Rouse Properties, Inc.	(203,392)	(3,414,952)
SanDisk Corp.	(126,500)	(10,748,705)
SandRidge Energy, Inc.	(200,000)	(1,372,000)
Southern Copper Corp.	(391,000)	(11,784,740)
Transocean Ltd.	(207,000)	(8,915,490)
United Technologies Corp.	(26,500)	(3,135,745)

23      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short Continued
Walter Energy, Inc.	(266,000)	$(1,915,200)
Weingarten Realty Investors	(197,000)	(6,146,400)

Total Securities Sold Short (Proceeds $ 172,355,994)		$(192,157,892)

Forward Currency Exchange Contracts as of April 30, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	07/2014	TRY	15,000	USD	6,982	$—	$15,395
BOA	08/2014	USD	39,360	JPY	4,040,000	—	181,981
DEU	01/2015	AUD	5,000	USD	4,572	—	14,825
DEU	01/2015	USD	17,200	AUD	19,760	—	810,179
JPM	08/2014	JPY	2,020,000	USD	19,610	160,667	—
MSCO	07/2014	USD	13,614	TRY	30,000	—	318,731
RBS	07/2014	EUR	7,300	USD	10,054	71,587	—
RBS	07/2014	USD	20,135	EUR	14,600	—	116,602

Total Unrealized Appreciation and Depreciation						$232,254	$1,457,713

Futures Contracts as of April 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro BTP	EUX	Sell	6/6/14	43	$7,397,350	$(261,310)
United States Treasury Nts.,
10 yr.	CBT	Sell	6/19/14	107	13,313,141	9,906

						$(251,404)

Over-the-Counter Credit Default Swaps at April 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.IG.21	JPM	Sell	1.000	6/20/18 USD	25,000	$(118,806)	$542,973
Federal Republic of Germany	GSG	Buy	0.250	12/20/16 USD	50,000	(1,804,216)	(222,345)
iTraxx Europe, Series 19, Version 1	JPM	Buy	1.000	6/20/18 EUR	19,490	(332,086)	(532,723)
Republic of Austria	GSG	Buy	1.000	12/20/16 USD	25,000	(874,393)	(595,209)
Republic of France	GSG	Buy	0.250	12/20/16 USD	25,000	(1,910,232)	(37,904)
Republic of Italy	BAC	Buy	1.000	9/20/18 USD	15,000	(1,316,379)	10,189
Republic of Italy	GSG	Buy	1.000	9/20/18 USD	30,000	(2,689,419)	20,377

Total of Over-the-Counter Credit Default Swaps						$(9,045,531)	$(814,642)

24      OPPENHEIMER FLEXIBLE STRATEGIES FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the fund.

Over-the-Counter Total Return Swaps at April 30, 2014

Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
Blackstone Group LP (The)	GSG	Receive	Six-Month USD BBA LIBOR plus 58 basis points	10/17/14	USD 6,558	$ (330,319)

Glossary:
Counterparty
Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
TRY	New Turkish Lira
USD	U.S. Dollar
Definitions
CDX.NA.IG.21	Markit CDX North American Investment Grade High Volatility
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
iTraxx Europe, Series 19,
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES    April 30, 2014    Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $553,320,275)	$652,182,529
Affiliated companies (cost $174,881,020)	175,644,143

827,826,672

Cash	6,102,447

Cash used for collateral on futures	460,204

Cash used for collateral on OTC derivatives	706,627

Deposits with broker for securities sold short	193,552,370

Unrealized appreciation on foreign currency exchange contracts	232,254

Swaps, at value (premiums paid $4,124,604)	573,539

Receivables and other assets:
Investments sold	8,872,610
Interest and dividends	1,405,696
Shares of beneficial interest sold	414,913
Other	170,597

Total assets	1,040,317,929

Liabilities
Short positions, at value (proceeds $172,355,994)—see accompanying consolidated statement of investments	192,157,892

Unrealized depreciation on foreign currency exchange contracts	1,457,713

Swaps, at value (premiums paid $4,920,927)	1,718,500

Payables and other liabilities:
Investments purchased	9,032,243
Shares of beneficial interest redeemed	412,986
Trustees’ compensation	261,984
Distribution and service plan fees	169,169
Variation margin payable	62,341
Other	35,325

Total liabilities	205,308,153

Net Assets	$835,009,776

Composition of Net Assets
Par value of shares of beneficial interest	$325,894

Additional paid-in capital	809,524,343

Accumulated net investment income	15,652,464

Accumulated net realized loss on investments and foreign currency transactions	(58,645,799)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	68,152,874

Net Assets	$835,009,776

26      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $658,720,362 and 25,212,155 shares of beneficial interest outstanding)	$26.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.72

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,615,052 and 1,304,210 shares of beneficial interest outstanding)	$23.47

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,803,380 and 4,796,885 shares of beneficial interest outstanding)	$23.52

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,027 and 411 shares of beneficial interest outstanding)	$26.82

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,163,495 and 763,817 shares of beneficial interest outstanding)	$25.09

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,696,460 and 511,900 shares of beneficial interest outstanding)	$26.76

See accompanying Notes to Consolidated Financial Statement

27      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS    For the Six Months Ended April 30, 2014    Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$3,079,645
Dividends	300,043
Net expenses	(196,805)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	3,182,883

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $158,597)	10,033,907
Affiliated companies	33,625

Interest	4,418,782

Total investment income	14,486,314

Expenses
Management fees	3,671,486

Distribution and service plan fees:
Class A	803,233
Class B	162,089
Class C	562,217
Class N	49,816

Transfer and shareholder servicing agent fees:
Class A	737,013
Class B	63,583
Class C	128,329
Class I	2
Class N	29,230
Class Y	100,020

Shareholder communications:
Class A	40,740
Class B	5,183
Class C	7,235
Class N	1,218
Class Y	329

Financing expense from short sales	2,409,124

Dividends on short sales	1,954,364

Interest on short sales	215,913

Trustees’ compensation	16,506

Custodian fees and expenses	6,292

Other	89,272

Total expenses	11,053,194
Less waivers and reimbursements of expenses	(819,870)

Net expenses	10,233,324

Net Investment Income	7,435,873

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

28      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$34,063,494
Closing and expiration of futures contracts	(1,672,694)
Foreign currency transactions	1,840,192
Short positions	(4,552,943)
Swap contracts	2,581,692

Net realized loss allocated from:
Oppenheimer Master Loan Fund, LLC	(340,729)

Net realized gain	31,919,012

Net change in unrealized appreciation/depreciation on:
Investments	14,350,420
Translation of assets and liabilities denominated in foreign currencies	(372,829)
Futures contracts	1,018,881
Short positions	3,521,485
Swap contracts	(3,543,488)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	465,832

Net change in unrealized appreciation/depreciation	15,440,301

Net Increase in Net Assets Resulting from Operations	$54,795,186

See accompanying Notes to Consolidated Financial Statements.

29      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF

CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations
Net investment income	$7,435,873	$10,137,159

Net realized gain	31,919,012	26,621,764

Net change in unrealized appreciation/depreciation	15,440,301	5,982,485

Net increase in net assets resulting from operations	54,795,186	42,741,408

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(53,215,153)	(140,308,061)
Class B	(5,781,534)	(14,031,285)
Class C	(7,163,029)	(27,694,063)
Class I	—	10,000
Class N	(2,545,453)	(7,842,250)
Class Y	1,688,612	(5,596,759)

	(67,016,557)	(195,462,418)

Net Assets
Total decrease	(12,221,371)	(152,721,010)

Beginning of period	847,231,147	999,952,157

End of period (including accumulated net investment income of $15,652,464 and $8,216,591, respectively)	$835,009,776	$847,231,147

See accompanying Notes to Consolidated Financial Statements.

30      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$24.48		$23.35		$25.55	$26.01	$24.46	$23.15

Income (loss) from investment operations:
Net investment income (loss)[2]	0.24		0.30		0.04	(0.17)	(0.11)	(0.03)
Net realized and unrealized gain (loss)	1.41		0.83		(0.10)	0.22	1.66	2.19

Total from investment operations	1.65		1.13		(0.06)	0.05	1.55	2.16

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00		0.00		(2.13)	(0.51)	0.00	(0.79)
Tax return of capital distribution	0.00		0.00		(0.01)	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	0.00		0.00		(2.14)	(0.51)	0.00	(0.85)

Net asset value, end of period	$26.13		$24.48		$23.35	$25.55	$26.01	$24.46

Total Return, at Net Asset Value[3]	6.74%		4.84%		0.03%	0.14%	6.34%	9.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$658,720		$668,235		$774,007	$1,024,109	$1,229,920	$1,340,846

Average net assets (in thousands)	$670,369		$721,521		$870,856	$1,165,257	$1,297,058	$1,206,192

Ratios to average net assets:[4]
Net investment income (loss)	1.90%	[5]	1.25%	[5]	0.19% [5]	(0.65)%	(0.44)%	(0.13)%
Total expenses[6]	2.51%	[5]	2.04%	[5]	1.85% [5]	1.57%	1.43%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.34%	[5]	1.97%	[5]	1.78% [5]	1.52%	1.38%	1.43%

Portfolio turnover rate	26%		76%		212%	181%	58%	117%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.52%
Year Ended October 31, 2013	2.06%
Year Ended October 31, 2012	1.90%
Year Ended October 31, 2011	1.62%
Year Ended October 29, 2010	1.48%
Year Ended October 31, 2009	1.53%

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.08		$21.25		$23.63	$24.32	$23.07	$22.08

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12		0.08		(0.15)	(0.38)	(0.31)	(0.23)
Net realized and unrealized gain (loss)	1.27		0.75		(0.09)	0.20	1.56	2.07

Total from investment operations	1.39		0.83		(0.24)	(0.18)	1.25	1.84

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00		0.00		(2.13)	(0.51)	0.00	(0.79)
Tax return of capital distribution	0.00		0.00		(0.01)	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	0.00		0.00		(2.14)	(0.51)	0.00	(0.85)

Net asset value, end of period	$23.47		$22.08		$21.25	$23.63	$24.32	$23.07

Total Return, at Net Asset Value[3]	6.30%		3.91%		(0.79)%	(0.81)%	5.42%	8.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,615		$34,346		$46,780	$68,426	$91,209	$107,366

Average net assets (in thousands)	$32,830		$40,057		$56,004	$82,022	$98,421	$97,044

Ratios to average net assets: [4]
Net investment income (loss)	1.06%	[5]	0.35%	[5]	(0.70)%[5]	(1.55)%	(1.34)%	(1.04)%
Total expenses[6]	3.45%	[5]	3.06%	[5]	2.85% [5]	2.57%	2.43%	2.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.17%	[5]	2.86%	[5]	2.67% [5]	2.43%	2.29%	2.34%

Portfolio turnover rate	26%		76%		212%	181%	58%	117%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	3.46%
Year Ended October 31, 2013	3.08%
Year Ended October 31, 2012	2.90%
Year Ended October 31, 2011	2.62%
Year Ended October 29, 2010	2.48%
Year Ended October 31, 2009	2.54%

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class C	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.12		$21.26		$23.62	$24.27	$22.99	$21.98

Income (loss) from investment operations:
Net investment income (loss)[2]	0.13		0.10		(0.12)	(0.35)	(0.28)	(0.20)
Net realized and unrealized gain (loss)	1.27		0.76		(0.10)	0.21	1.56	2.06

Total from investment operations	1.40		0.86		(0.22)	(0.14)	1.28	1.86

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00		0.00		(2.13)	(0.51)	0.00	(0.79)
Tax return of capital distribution	0.00		0.00		(0.01)	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	0.00		0.00		(2.14)	(0.51)	0.00	(0.85)

Net asset value, end of period	$23.52		$22.12		$21.26	$23.62	$24.27	$22.99

Total Return, at Net Asset Value[3]	6.33%		4.05%		(0.71)%	(0.64)%	5.57%	9.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,803		$112,993		$135,750	$199,765	$247,138	$253,051

Average net assets (in thousands)	$113,940		$122,514		$160,258	$233,997	$259,581	$194,014

Ratios to average net assets:[4]
Net investment income (loss)	1.15%	[5]	0.48%	[5]	(0.59)%[5]	(1.40)%	(1.20)%	(0.93)%
Total expenses[6]	3.27%	[5]	2.81%	[5]	2.62% [5]	2.32%	2.18%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.10%	[5]	2.74%	[5]	2.55% [5]	2.27%	2.13%	2.19%

Portfolio turnover rate	26%		76%		212%	181%	58%	117%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	3.28%
Year Ended October 31, 2013	2.83%
Year Ended October 31, 2012	2.67%
Year Ended October 31, 2011	2.37%
Year Ended October 29, 2010	2.23%
Year Ended October 31, 2009	2.29%

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$25.09	$24.32

Income (loss) from investment operations:
Net investment income[2]	0.31	0.34
Net realized and unrealized gain	1.42	0.43

Total from investment operations	1.73	0.77

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00
Tax return of capital distribution	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00

Net asset value, end of period	$26.82	$25.09

Total Return, at Net Asset Value[3]	6.90%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10

Average net assets (in thousands)	$11	$10

Ratios to average net assets:[4,5]
Net investment income	2.37%	2.07%
Total expenses[6]	2.03%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.79%

Portfolio turnover rate	26%	76%

1. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.04%
Period Ended October 31, 2013	1.88%

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class N	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$23.54		$22.53		$24.80	$25.34	$23.91	$22.72

Income (loss) from investment operations:
Net investment income (loss)[2]	0.19		0.21		(0.03)	(0.24)	(0.19)	(0.12)
Net realized and unrealized gain (loss)	1.36		0.80		(0.10)	0.21	1.62	2.16

Total from investment operations	1.55		1.01		(0.13)	(0.03)	1.43	2.04

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00		0.00		(2.13)	(0.51)	0.00	(0.79)
Tax return of capital distribution	0.00		0.00		(0.01)	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	0.00		0.00		(2.14)	(0.51)	0.00	(0.85)

Net asset value, end of period	$25.09		$23.54		$22.53	$24.80	$25.34	$23.91

Total Return, at Net Asset Value[3]	6.59%		4.48%		(0.27)%	(0.18)%	5.98%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,164		$20,410		$27,181	$39,916	$46,237	$36,363

Average net assets (in thousands)	$20,226		$23,822		$33,095	$45,004	$43,184	$25,939

Ratios to average net assets:[4]
Net investment income (loss)	1.58%	[5]	0.92%	[5]	(0.14)% [5]	(0.95)%	(0.79)%	(0.52)%
Total expenses[6]	2.83%	[5]	2.36%	[5]	2.18% [5]	1.87%	1.77%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.66%	[5]	2.29%	[5]	2.11% [5]	1.82%	1.71%	1.77%

Portfolio turnover rate	26%		76%		212%	181%	58%	117%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.84%
Year Ended October 31, 2013	2.38%
Year Ended October 31, 2012	2.23%
Year Ended October 31, 2011	1.92%
Year Ended October 29, 2010	1.82%
Year Ended October 31, 2009	1.88%

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$25.05		$23.84		$25.97	$26.35	$24.70	$23.30

Income (loss) from investment operations:
Net investment income (loss)[2]	0.27		0.38		0.10	(0.09)	(0.04)	0.02
Net realized and unrealized gain (loss)	1.44		0.83		(0.09)	0.22	1.69	2.23

Total from investment operations	1.71		1.21		0.01	0.13	1.65	2.25

Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00		0.00		(2.13)	(0.51)	0.00	(0.79)
Tax return of capital distribution	0.00		0.00		(0.01)	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	0.00		0.00		(2.14)	(0.51)	0.00	(0.85)

Net asset value, end of period	$26.76		$25.05		$23.84	$25.97	$26.35	$24.70

Total Return, at Net Asset Value[3]	6.83%		5.08%		0.32%	0.45%	6.68%	10.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,697		$11,237		$16,234	$53,803	$50,445	$37,726

Average net assets (in thousands)	$12,308		$12,213		$28,561	$58,196	$50,667	$32,544

Ratios to average net assets:[4]
Net investment income (loss)	2.07%	[5]	1.52%	[5]	0.41% [5]	(0.34)%	(0.14)%	0.10%
Total expenses[6]	3.69%	[5]	1.79%	[5]	1.60% [5]	1.25%	1.11%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%	[5]	1.72%	[5]	1.53% [5]	1.20%	1.06%	1.13%

Portfolio turnover rate	26%		76%		212%	181%	58%	117%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	3.70%
Year Ended October 31, 2013	1.81%
Year Ended October 31, 2012	1.65%
Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.23%

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS April 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest for Values Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker,

37      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $219,758,358. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Flexible Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At April 30, 2014, the Fund owned 7,500 shares with a market value of $22,978,106.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

38      OPPENHEIMER FLEXIBLE STRATEGIES FUND

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

39      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended October 31, 2013, the Fund utilized $36,560,232 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$88,770,852

As of April 30, 2014, it is estimated that the capital loss carryforwards would be $56,851,840 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2014, it is estimated that the Fund will utilize $31,919,012 capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$728,377,175
Federal tax cost of other investments	(183,769,551)

Total federal tax cost	$544,607,624

Gross unrealized appreciation	$128,591,769
Gross unrealized depreciation	(59,386,066)

Net unrealized appreciation	$69,205,703

40      OPPENHEIMER FLEXIBLE STRATEGIES FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,451
Payments Made to Retired Trustees	28,007
Accumulated Liability as of April 30, 2014	166,986

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

41      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

42      OPPENHEIMER FLEXIBLE STRATEGIES FUND

2. Securities Valuation (Continued)

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

43      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

44      OPPENHEIMER FLEXIBLE STRATEGIES FUND

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$44,725,193	$—	$—	$44,725,193
Consumer Staples	19,059,510	—	—	19,059,510
Energy	72,223,734	—	—	72,223,734
Financials	59,214,569	8,430,000	—	67,644,569
Health Care	59,245,387	9,554,622	—	68,800,009
Industrials	52,524,499	—	—	52,524,499
Information Technology	52,172,288	6,244,923	—	58,417,211
Materials	24,969,835	—	—	24,969,835
Telecommunication Services	8,997,080	—	—	8,997,080
Utilities	13,986,077	—	—	13,986,077
Preferred Stocks	12,509,047	18,300,000	—	30,809,047
Asset-Backed Securities	—	58,980,847	23,150,300	82,131,147
Mortgage-Backed Obligations	—	41,314,735	—	41,314,735
Non-Convertible Corporate Bonds and Notes	—	25,521,725	—	25,521,725
Convertible Corporate Bond and Note	—	3,487,500	—	3,487,500
Corporate Loans	—	11,976,238	—	11,976,238
Structured Security	—	—	2,576,591	2,576,591

45      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Exchange-Traded Options Purchased	$626,250	$—	$—	$626,250
Over-the-Counter Option Purchased	—	—	—	—
Over-the-Counter Interest Rate
Swaptions Purchased	—	5,510,081	—	5,510,081
Investment Companies	73,703,597	118,822,044	—	192,525,641

Total Investments, at Value	493,957,066	308,142,715	25,726,891	827,826,672
Other Financial Instruments:
Swaps, at value	—	573,539	—	573,539
Foreign currency exchange contracts	—	232,254	—	232,254

Total Assets	$493,957,066	$308,948,508	$25,726,891	$828,632,465

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(191,020,685)	$(1,137,207)	$—	$(192,157,892)
Swaps, at value	—	(1,718,500)	—	(1,718,500)
Variation margin payable	(62,341)	—	—	(62,341)
Foreign currency exchange contracts	—	(1,457,713)	—	(1,457,713)

Total Liabilities	$(191,083,026)	$(4,313,420)	$—	$(195,396,446)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of October 31, 2013	Realized Gain (Loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]	Value as of April 30, 2014

Assets Table
Investments, at Value:
Asset-Backed Securities	$23,012,297	$113,835	$(249,906)	$274,074	$23,150,300
Structured Security	2,576,591	—	—	—	2,576,591

Total Assets	$25,588,888	$113,835	$(249,906)	$274,074	$25,726,891

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at April 30, 2014:

Change in unrealized appreciation/depreciation

Assets Table
Investments, at Value:
Asset-Backed Securities	$ (249,906)

46      OPPENHEIMER FLEXIBLE STRATEGIES FUND

2. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of April 30, 2014:

	Value as of April 30, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$23,150,300	Broker quotes	N/A	N/A	N/A (a)
Structured Security	2,576,591	Discount to offer price	Discount rate Offer price	N/A N/A	$40% (b) 0.45/share

Total	$25,726,891

(a) The Fund fair values certain asset-backed securities using broker-dealer price quotations provided on a daily basis. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

(b) The Fund fair values certain structured securities at a discount to the last offer price to reflect the age of the offer, uncertainty of the sales price as compared to the offer price, and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the offer price, will result in a significant increase (decrease) to the fair value of the investment.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013[1]
	Shares	Amount	Shares	Amount

Class A
Sold	926,450	$23,701,835	1,628,620	$39,070,980
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(3,007,870)	(76,916,988)	(7,478,759)	(179,379,041)

Net decrease	(2,081,420)	$(53,215,153)	(5,850,139)	$(140,308,061)

Class B
Sold	6,157	$141,052	30,166	$657,593
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(257,542)	(5,922,586)	(676,245)	(14,688,878)

Net decrease	(251,385)	$(5,781,534)	(646,079)	$(14,031,285)

Class C
Sold	243,127	$5,630,438	458,878	$10,004,823
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(554,823)	(12,793,467)	(1,735,128)	(37,698,886)

Net decrease	(311,696)	$(7,163,029)	(1,276,250)	$(27,694,063)

47      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013[1]
	Shares	Amount	Shares	Amount

Class I
Sold	—	$—	411	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	411	$10,000

Class N
Sold	54,600	$1,348,752	127,722	$2,948,706
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(157,729)	(3,894,205)	(467,256)	(10,790,956)

Net decrease	(103,129)	$(2,545,453)	(339,534)	$(7,842,250)

Class Y
Sold	156,578	$4,132,282	196,189	$4,864,663
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(93,201)	(2,443,670)	(428,730)	(10,461,422)

Net increase (decrease)	63,377	$1,688,612	(232,541)	$(5,596,759)

1. For the year ended October 21, 2013 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2013 (inception of offering) to October 31, 2013 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$174,284,653	$280,195,368

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

48      OPPENHEIMER FLEXIBLE STRATEGIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the

49      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$12,446,258
Class N	1,114,120

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2014	$67,514	$362	$26,008	$1,541	$51

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended April 30, 2014, the Manager waived $89,505.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $210,807 for management fees.

The Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Manager will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. During the six months ended April 30, 2014, the Manager reimbursed the Fund $421,403.

50      OPPENHEIMER FLEXIBLE STRATEGIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$16,879
Class Y	81,276

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

51      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

52      OPPENHEIMER FLEXIBLE STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended April 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $147,511,263 and $86,826,935, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the

53      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

    During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $509,457 and $20,429,504 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $1,903,150 and $11,537 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities.

54       OPPENHEIMER FLEXIBLE STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of April 30, 2014, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

55      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the six months ended April 30, 2014, the Fund had ending monthly average notional amounts of $171,690,037 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

56      OPPENHEIMER FLEXIBLE STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended April 30, 2014, the Fund had ending monthly average notional amounts of $6,168,894 and $2,967,048 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption

57      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $7,923,465 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    As of April 30, 2014, the Fund has required certain counterparties to post collateral of $6,106,787.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

58      OPPENHEIMER FLEXIBLE STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

    With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

59      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at April 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities

Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Barclays Bank plc	$10,189	$—	$(10,189)	$—	$—
Goldman Sachs Group, Inc. (The)	118,386	(118,386)	—	—	—
JPMorgan Chase Bank NA	6,115,712	(532,723)	(5,582,989)	—	—
Royal Bank of Scotland plc (The)	71,587	(71,587)	—	—	—

	$6,315,874	$(722,696)	$(5,593,178)	$—	$—

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities

Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(197,376)	$—	$—	$56,627	$(140,749)
Deutsche Bank AG	(825,004)	—	—	—	(825,004)
Goldman Sachs Group, Inc. (The)	(1,185,777)	118,386	—	580,000	(487,391)
JPMorgan Chase Bank NA	(532,723)	532,723	—	—	—
Morgan Stanley Capital Services, Inc.	(318,731)	—	—	70,000	(248,731)
Royal Bank of Scotland plc (The)	(116,602)	71,587	—		(45,015)

	$(3,176,213)	$722,696	$—	$706,627	$(1,746,890)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

60      OPPENHEIMER FLEXIBLE STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of April 30, 2014:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$573,539		Swaps, at value	$1,388,181
Equity contracts				Swaps, at value	330,319
Interest rate contracts				Variation margin payable	62,341	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	232,254		Unrealized depreciation on foreign currency exchange contracts	1,457,713
Equity contracts	Investments, at value	157,500	**
Interest rate contracts	Investments, at value	5,978,831	**

Total		$6,942,124			$3,238,554

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effective of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$(618,146)	$—	$—	$(618,146)
Credit contracts	—	—	—	(278,490)	(278,490)
Equity contracts	1,183,614	—	—	2,860,182	4,043,796
Foreign exchange contracts	—	—	2,319,422	—	2,319,422
Interest rate contracts	(723,956)	(1,054,548)	—	—	(1,778,504)

Total	$459,658	$(1,672,694)	$2,319,422	$2,581,692	$3,688,078

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

61      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$606,479	$—	$—	$606,479
Credit contracts	—	—	—	(2,074,494)	(2,074,494)
Equity contracts	(1,657,196)	—	—	(1,468,994)	(3,126,190)
Foreign exchange contracts	(8,760)	—	(743,655)	—	(752,415)
Interest rate contracts	(3,016,568)	412,402	—	—	(2,604,166)

Total	$(4,682,524)	$1,018,881	$(743,655)	$(3,543,488)	$7,950,786

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of April 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

62      OPPENHEIMER FLEXIBLE STRATEGIES FUND

8. Pending Litigation (Continued)

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER FLEXIBLE STRATEGIES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Michelle Borré, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The consolidated financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

66      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0236.001.0414 June 25, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

SMALL- & MID- CAP VALUE FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index	Russell 2500 Index	Russell 2500 Value Index
6-Month	6.94%	0.78%	3.08%	5.20%	6.97%
1-Year	23.78	16.67	20.50	20.78	20.03
5-Year	17.29	15.91	19.84	21.22	20.89
10-Year	8.32	7.68	8.67	9.71	9.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 6.94% during the reporting period. In comparison, the Russell 2500 Value Index (the “Index”) returned 6.97% during the same period. The Fund outperformed the Index within the industrials, financials and health care sectors due largely to stronger relative stock selection. The Fund underperformed the Index in the consumer discretionary and energy sectors due to less favorable stock selection and in the consumer staples sector where an overweight position and weaker relative stock selection detracted.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and moderating housing activity. In May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. In addition, over the first four months of 2014, financial headlines were full of discussion of Fed policy, turmoil in Ukraine, and the implications of a slowdown in China. The U.S. continued

to grow at a moderate pace, but slowed over the first quarter of 2014. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March (in January 2014, Janet Yellen was confirmed as next Fed chairman).

FUND REVIEW

Top performing holdings for the Fund this reporting period included Delta Air Lines, Inc., Lazard Ltd. and Pepco Holdings, Inc. Delta Air Lines, the second largest airline in the United States by passenger volume, topped earnings expectations over the first half of the reporting period due mostly to lower than expected operating costs – partially related to falling jet fuel prices during the spring months. Over the second half of the reporting period, Delta reported quarterly results ahead

3      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

of Wall Street expectations, driven by strong revenue growth in both the domestic market and in Latin America. The management team also guided to an improvement in 2014 operating margins, which helped push up analyst earnings expectations, providing the tailwind for share price gains. Lazard, the Fund’s largest holding at period end, is a boutique investment bank focused on mergers & acquisitions, restructuring, and asset management. The firm beat third-quarter earnings estimates on the back of better than expected mergers & acquisitions results and strong revenues in its asset management division. Lazard also refinanced a portion of its long-term debt at a significantly lower rate, which is expected to be accretive to future earnings. Pepco Holdings is a holding company that distributes electricity and natural gas through Potomac Electric Power Company (PEPCO), Delmarva Power and Atlantic City Electric in Delaware, Maryland, New Jersey and Washington, D.C. Shares of Pepco rallied strongly towards the end of the period after Exelon Corp. announced plans to acquire the company.

Detractors from performance included NCR Corp., GameStop Corp. and ITT Educational Services, Inc. NCR makes financial transaction machines and software. After performing positively for most of 2013, NCR took a pause during the fourth quarter as the firm announced disappointing revenue growth. The market also reacted negatively to NCR’s announced acquisition of Digital Insight, a leading provider of customer-facing digital banking software, due to concerns over the size of the premium that NCR paid. Towards the end of the reporting period, the company released positive first quarter results, but declined on lower guidance for 2014. We have maintained our position in this company at period end. Shares of GameStop, a retailer of video games and computer entertainment software, fell sharply in January after management lowered earnings guidance. This guidance stemmed from an unfavorable change in the sales mix, with a strong increase in lower margin hardware displacing sales of higher margin software. However, as a new generation of video gaming consoles gain traction, we believe GameStop’s high margin software sales should increase, and we continue to hold our position in this company. ITT Educational Services, a provider of postsecondary degree programs in the United States, released weak fourth quarter 2013 results due largely to charges associated with losses under its private student loan programs. We exited our position during the reporting period.

STRATEGY & OUTLOOK

We remain optimistic about the economy and believe that, although there may be bumps along the road, the U.S. is on a path to sustainable recovery. As part of that view, we believe investment back into growth opportunities will benefit industrials, innovation and cyclical improvements should positively impact information technology, and attractive investment opportunities exist

4      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

within health care. Conversely, we remain less sanguine about the outlook for materials. While we believe that global growth — particularly in emerging economies — may not decelerate further, we also believe it is unlikely to pick-up significantly in the near- to mid-term. Additionally, we remain cautious about the outlook for stocks with similar characteristics to bonds, such as real estate investment trusts (REITs) and utilities, as these would typically react negatively to any rise in interest rates. Management behavior towards the use of free cash flow guides our investment decisions, and our search for companies poised for an unanticipated acceleration in return on invested capital is our constant imperative.

Laton Spahr, CFA Portfolio Manager

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements — income statement, balance sheet and statement of cash flows — and aids in finding companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Lazard Ltd., Cl. A	2.5%
Eaton Corp. plc	2.2
Delta Air Lines, Inc.	2.1
Reinsurance Group of America, Inc., Cl. A	1.9
Newell Rubbermaid, Inc.	1.9
Boston Scientific Corp.	1.5
Timken Co.	1.5
Omnicare, Inc.	1.4
Synopsys, Inc.	1.4
NCR Corp.	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks	8.5%
Insurance	7.3
Capital Markets	6.0
Oil, Gas & Consumable Fuels	5.8
Machinery	5.2
Electrical Equipment	4.4
Household Durables	4.0
Health Care Equipment & Supplies	3.9
Real Estate Investment Trusts (REITs)	3.7
Multi-Utilities	3.3
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	6.94%	23.78%	17.29%		8.32%
Class B (QSCBX)	9/1/93	6.50%	22.75%	16.33%		7.79%
Class C (QSCCX)	9/1/93	6.54%	22.85%	16.38%		7.48%
Class I (QSCIX)	2/28/12	7.15%	24.33%	17.57%	*	N/A
Class N (QSCNX)	3/1/01	6.81%	23.46%	16.98%		8.00%
Class Y (QSCYX)	10/24/05	7.17%	24.22%	17.68%		6.63%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	0.78%	16.67%	15.91%		7.68%
Class B (QSCBX)	9/1/93	1.50%	17.75%	16.11%		7.79%
Class C (QSCCX)	9/1/93	5.54%	21.85%	16.38%		7.48%
Class I (QSCIX)	2/28/12	7.15%	24.33%	17.57%	*	N/A
Class N (QSCNX)	3/1/01	5.81%	22.46%	16.98%		8.00%
Class Y (QSCYX)	10/24/05	7.17%	24.22%	17.68%		6.63%	*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

7      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$1,000.00	$1,069.40	$6.07
Class B	1,000.00	1,065.00	10.24
Class C	1,000.00	1,065.40	9.93
Class I	1,000.00	1,071.50	3.91
Class N	1,000.00	1,068.10	7.56
Class Y	1,000.00	1,071.70	3.91

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.94	5.92
Class B	1,000.00	1,014.93	9.99
Class C	1,000.00	1,015.22	9.69
Class I	1,000.00	1,021.03	3.82
Class N	1,000.00	1,017.50	7.38
Class Y	1,000.00	1,021.03	3.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.18%
Class B	1.99
Class C	1.93
Class I	0.76
Class N	1.47
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2014 Unaudited

	Shares	Value

Common Stocks—98.7%

Consumer Discretionary—12.0%

Auto Components—1.9%
BorgWarner, Inc.	273,070	$16,968,570

Dana Holding Corp.	677,800	14,349,026

		31,317,596

Diversified Consumer Services—1.8%
Apollo Education Group, Inc.[1]	451,660	13,034,908

H&R Block, Inc.	607,250	17,258,045

		30,292,953

Household Durables—4.0%
Leggett & Platt, Inc.	376,440	12,369,819

Lennar Corp., Cl. A	317,420	12,249,238

Newell Rubbermaid, Inc.	1,032,510	31,088,876

PulteGroup, Inc.	580,260	10,670,981

		66,378,914

Leisure Products—0.6%
Hasbro, Inc.	187,390	10,355,171

Media—2.4%
Cinemark Holdings, Inc.	258,050	7,643,441

Gannett Co., Inc.	300,170	8,155,619

Interpublic Group of Cos., Inc. (The)	493,720	8,600,603

National CineMedia, Inc.	576,023	8,749,789

Regal Entertainment Group, Cl. A	367,480	6,908,624

		40,058,076

Specialty Retail—1.3%
GameStop Corp., Cl. A	366,722	14,551,529

Office Depot, Inc.[1]	1,837,215	7,514,209

		22,065,738

Consumer Staples—2.5%

Beverages—0.6%
Cott Corp.	1,326,060	10,767,607

Food Products—0.7%
B&G Foods, Inc.	184,205	6,041,924

J.M. Smucker Co. (The)	60,320	5,831,738

		11,873,662

	Shares	Value
Tobacco—1.2%
Lorillard, Inc.	336,234	$19,979,024

Energy—7.8%
Energy Equipment & Services—2.0%
Diamond Offshore Drilling, Inc.	228,910	12,500,775
Noble Corp. plc	443,310	13,658,381
Oceaneering International, Inc.	98,795	7,239,698

		33,398,854

Oil, Gas & Consumable Fuels—5.8%
Cameco Corp.	674,650	14,363,298
Cimarex Energy Co.	86,780	10,337,234
EQT Corp.	115,210	12,556,738
HollyFrontier Corp.	196,750	10,347,082
Kodiak Oil & Gas Corp.[1]	632,550	8,039,711
QEP Resources, Inc.	201,200	6,174,828
Southwestern Energy Co.[1]	175,253	8,391,114
Tesoro Corp.	184,080	10,361,863
Whiting Petroleum Corp.[1]	212,560	15,669,923

		96,241,791

Financials—27.0%
Capital Markets—6.0%
Federated Investors, Inc., Cl. B	261,769	7,470,887
Invesco Ltd.	650,324	22,897,908
Lazard Ltd., Cl. A	875,526	41,193,498
Legg Mason, Inc.	251,412	11,788,709
Raymond James Financial, Inc.	337,790	16,788,163

		100,139,165

Commercial Banks—8.5%
Associated Banc-Corp.	474,530	8,328,001
Bank of the Ozarks, Inc.	179,910	10,776,609
Boston Private Financial Holdings, Inc.	552,040	6,906,020
CIT Group, Inc.	423,000	18,210,150
East West Bancorp, Inc.	525,090	18,120,856
First NBC Bank Holding Co.[1]	350,850	10,911,435
Huntington Bancshares, Inc.	1,963,700	17,987,492
KeyCorp	1,322,770	18,042,583

11      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

OFG Bancorp	378,135	$6,450,983

SunTrust Banks, Inc.	366,350	14,016,551

TCF Financial Corp.	765,815	12,023,296

		141,773,976

Consumer Finance—1.1%
SLM Corp.	726,810	18,715,357

Insurance—7.3%
Everest Re Group Ltd.	46,580	7,361,037

Fidelity National Financial, Inc., Cl. A	464,151	14,936,379

Genworth Financial, Inc., Cl. A1	1,042,020	18,600,057

Lincoln National Corp.	274,410	13,311,629

Reinsurance Group of America, Inc., Cl. A	416,260	31,931,305

Unum Group	488,850	16,239,597

Validus Holdings Ltd.	526,750	19,526,623

		121,906,627

Real Estate Investment Trusts (REITs)—3.7%
Aviv REIT, Inc.	399,070	10,531,457

CubeSmart	225,260	4,189,836

Equity Lifestyle Properties, Inc.	251,730	10,539,935

LaSalle Hotel Properties	383,474	12,685,320

Omega Healthcare Investors, Inc.	472,861	16,446,106

Retail Opportunity Investments Corp.	402,027	6,287,702

		60,680,356

Thrifts & Mortgage Finance—0.4%
Essent Group Ltd.[1]	382,590	7,211,822

Health Care—8.1%

Health Care Equipment & Supplies—3.9%
Boston Scientific Corp.[1]	2,030,237	25,601,289

Cooper Cos., Inc. (The)	32,200	4,247,502

Teleflex, Inc.	207,417	21,175,201

	Shares	Value

Health Care Equipment & Supplies (Continued)

Zimmer Holdings, Inc.	145,820	$14,115,376

		65,139,368

Health Care Providers & Services—3.0%
Humana, Inc.	162,210	17,802,548

Omnicare, Inc.	395,961	23,468,608

Universal Health Services, Inc., Cl. B	100,591	8,227,338

		49,498,494

Health Care Technology—0.7%
MedAssets, Inc.[1]	489,360	11,172,089

Pharmaceuticals—0.5%
Hospira, Inc.[1]	196,970	9,021,226

Industrials—16.1%

Aerospace & Defense—1.4%
L-3 Communications Holdings, Inc.	122,930	14,182,434

Raytheon Co.	89,170	8,513,952

		22,696,386

Airlines—2.1%
Delta Air Lines, Inc.	952,422	35,077,702

Building Products—0.5%
Masco Corp.	434,886	8,736,860

Commercial Services & Supplies—1.3%
ACCO Brands Corp.[1]	1,523,540	9,339,300

Deluxe Corp.	231,210	12,704,990

		22,044,290

Construction & Engineering—0.4%
Chicago Bridge & Iron Co. NV	88,520	7,087,796

Electrical Equipment—4.4%
Eaton Corp. plc	504,810	36,669,398

Hubbell, Inc., Cl. B	129,510	15,245,917

Rockwell Automation, Inc.	173,920	20,727,786

		72,643,101

Machinery—5.2%
Oshkosh Corp.	349,180	19,382,982

Parker Hannifin Corp.	180,100	22,851,088

Pentair Ltd.	209,730	15,580,842

Sun Hydraulics Corp.	105,640	4,318,563

12      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value
Machinery (Continued)
Timken Co.	404,420	$25,510,813

		87,644,288

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc.[1]	492,860	12,705,931

Information Technology—13.6%
Electronic Equipment, Instruments, & Components—1.7%
Anixter International, Inc.	162,219	15,894,218
Dolby Laboratories, Inc., Cl. A1	300,320	11,967,752

		27,861,970

Internet Software & Services—0.5%
IAC/InterActiveCorp	128,960	8,547,469

IT Services—2.4%
Sapient Corp.[1]	611,730	9,952,847
VeriFone Systems, Inc.[1]	441,330	14,758,075
Western Union Co.	925,570	14,688,796

		39,399,718

Semiconductors & Semiconductor Equipment—3.2%
Analog Devices, Inc.	240,250	12,322,422
Microchip Technology, Inc.	144,849	6,886,121
ON Semiconductor Corp.[1]	1,139,460	10,722,319
Skyworks Solutions, Inc.[1]	281,680	11,562,964
Spansion, Inc., Cl. A1	673,690	12,011,893

		53,505,719

Software—2.9%
CA, Inc.	546,400	16,468,496
Citrix Systems, Inc.[1]	145,820	8,648,584
Synopsys, Inc.[1]	618,030	23,250,289

		48,367,369

Technology Hardware, Storage & Peripherals—2.9%
NCR Corp.[1]	761,740	23,240,687
Seagate Technology plc	244,540	12,857,913

	Shares	Value
Technology Hardware, Storage & Peripherals (Continued)
Western Digital Corp.	142,360	$12,546,187

		48,644,787

Materials—4.5%
Chemicals—1.4%
PPG Industries, Inc.	73,000	14,134,260
Westlake Chemical Corp.	125,140	8,909,968

		23,044,228

Containers & Packaging—1.2%
Ball Corp.	261,770	14,708,856
Rock-Tenn Co., Cl. A	62,280	5,954,591

		20,663,447

Metals & Mining—1.1%
Nucor Corp.	146,470	7,579,822
Steel Dynamics, Inc.	565,350	10,328,945

		17,908,767

Paper & Forest Products—0.8%
Louisiana-Pacific Corp.[1]	789,420	12,938,594

Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
Frontier Communications Corp.	1,981,160	11,787,902
Windstream Holdings, Inc.	1,356,990	12,307,899

		24,095,801

Utilities—5.7%
Electric Utilities—1.5%
Entergy Corp.	166,982	12,106,195
Pepco Holdings, Inc.	481,430	12,883,067

		24,989,262

Gas Utilities—0.9%
Questar Corp.	625,360	15,183,741

Multi-Utilities—3.3%
Alliant Energy Corp.	237,730	13,902,450
Ameren Corp.	273,360	11,292,502
Avista Corp.	221,550	7,122,833
DTE Energy Co.	211,560	16,531,298

13      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Multi-Utilities (Continued)
Vectren Corp.	148,272	$6,015,395

		54,864,478

Total Common Stocks (Cost $1,331,062,327)		1,646,639,570

Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $17,761,767)	17,761,767	17,761,767
Total Investments, at Value (Cost $1,348,824,094)	99.8%	1,664,401,337
Assets in Excess of Other Liabilities	0.2	3,111,585

Net Assets	100.0%	$1,667,512,922

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	28,250,948	155,385,506	165,874,687	17,761,767

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$17,761,767	$7,611

3. Rate shown is the 7-day yield as of April 30, 2014.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES APRIL 30, 2014 UNAUDITED

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,331,062,327)	$1,646,639,570
Affiliated companies (cost $17,761,767)	17,761,767

1,664,401,337

Cash	500,003

Receivables and other assets:
Investments sold	9,094,328
Shares of beneficial interest sold	891,417
Dividends	888,730
Other	214,411

Total assets	1,675,990,226

Liabilities
Payables and other liabilities:
Investments purchased	4,914,633
Shares of beneficial interest redeemed	2,675,796
Trustees’ compensation	517,647
Distribution and service plan fees	333,565
Shareholder communications	16,556
Other	19,107

Total liabilities	8,477,304

Net Assets	$1,667,512,922

Composition of Net Assets
Par value of shares of beneficial interest	$383,509

Additional paid-in capital	1,671,433,818

Accumulated net investment income	332,414

Accumulated net realized loss on investments	(320,214,062)

Net unrealized appreciation on investments	315,577,243

Net Assets	$1,667,512,922

15      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,154,349,370 and 25,544,489 shares of beneficial interest outstanding)	$45.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$47.95
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,676,888 and 1,174,489 shares of beneficial interest outstanding)	$38.04
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $285,272,490 and 7,487,649 shares of beneficial interest outstanding)	$38.10
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $211,129 and 4,597 shares of beneficial interest outstanding)	$45.93
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $130,516,667 and 3,006,236 shares of beneficial interest outstanding)	$43.42
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $52,486,378 and 1,133,466 shares of beneficial interest outstanding)	$46.31

See accompanying Notes to Financial Statements.

16      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $44,597)	$16,625,252
Affiliated companies	7,611

Interest	129

Total investment income	16,632,992

Expenses
Management fees	5,669,766

Distribution and service plan fees:
Class A	1,412,665
Class B	233,291
Class C	1,395,246
Class N	323,324

Transfer and shareholder servicing agent fees:
Class A	1,376,624
Class B	88,975
Class C	324,264
Class I	15
Class N	175,752
Class Y	16,787

Shareholder communications:
Class A	5,884
Class B	457
Class C	1,611
Class I	20
Class N	169
Class Y	107

Trustees’ compensation	18,615

Custodian fees and expenses	4,573

Other	76,776

Total expenses	11,124,921
Less waivers and reimbursements of expenses	(31,181)

Net expenses	11,093,740

Net Investment Income	5,539,252

Realized and Unrealized Gain
Net realized gain on investments	56,486,684

Net change in unrealized appreciation/depreciation on investments	47,605,103

Net Increase in Net Assets Resulting from Operations	$109,631,039

See accompanying Notes to Financial Statements.

17      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations
Net investment income	$5,539,252	$7,137,698
Net realized gain	56,486,684	369,113,955
Net change in unrealized appreciation/depreciation	47,605,103	78,759,113
Net increase in net assets resulting from operations	109,631,039	455,010,766

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,844,580)	(840,861)
Class B	(29,938)	—
Class C	(528,030)	—
Class I	(1,652)	—
Class N	(661,671)	—
Class Y	(687,010)	(235,182)
	(11,752,881)	(1,076,043)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(75,052,658)	(84,634,225)
Class B	(7,198,227)	(18,908,898)
Class C	(8,647,907)	(32,813,044)
Class I	114,520	76,697
Class N	(7,628,006)	(41,636,313)
Class Y	38,056	(29,512,040)
	(98,374,222)	(207,427,823)

Net Assets
Total increase (decrease)	(496,064)	246,506,900
Beginning of period	1,668,008,986	1,421,502,086

End of period (including accumulated net investment income of $332,414 and $6,546,043, respectively)	$1,667,512,922	$1,668,008,986

See accompanying Notes to Financial Statements.

18      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$ 42.63	$ 31.33	$ 30.05	$ 29.44	$ 24.35	$ 19.90
Income (loss) from investment operations:
Net investment income (loss)[2]	0.18	0.24	0.07	0.03	(0.03)	0.03
Net realized and unrealized gain	2.75	11.09	1.21	0.58	5.12	4.43
Total from investment operations	2.93	11.33	1.28	0.61	5.09	4.46
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.03)	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.37)	(0.03)	0.00	0.00	0.00	(0.01)
Net asset value, end of period	$ 45.19	$ 42.63	$ 31.33	$ 30.05	$ 29.44	$ 24.35

Total Return, at Net Asset Value[3]	6.94%	36.16%	4.26%	2.07%	20.90%	22.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1,154,349	$ 1,162,455	$ 938,427	$ 1,250,055	$ 1,573,085	$ 1,604,830
Average net assets (in thousands)	$ 1,160,354	$ 1,013,781	$ 1,099,549	$ 1,527,052	$ 1,642,391	$ 1,421,837
Ratios to average net assets:[4]
Net investment income (loss)	0.83%	0.65%	0.24%	0.11%	(0.13)%	0.13%
Total expenses[5]	1.18%	1.27%	1.31%	1.26%	1.29%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.27%	1.26%	1.25%	1.28%	1.32%
Portfolio turnover rate	17%	128%	54%	89%	71%	99%

19      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.18%
Year Ended October 31, 2013	1.27%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.27%
Year Ended October 29, 2010	1.29%
Year Ended October 31, 2009	1.47%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class B	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$35.74	$26.48	$25.60	$25.29	$21.08	$17.37

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.08)	(0.15)	(0.20)	(0.22)	(0.12)
Net realized and unrealized gain	2.31	9.34	1.03	0.51	4.43	3.84

Total from investment operations	2.32	9.26	0.88	0.31	4.21	3.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.02)	0.00	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$38.04	$35.74	$26.48	$25.60	$25.29	$21.08

Total Return, at Net Asset Value[3]	6.50%	34.97%	3.44%	1.23%	19.97%	21.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,677	$48,927	$53,204	$85,100	$123,847	$135,576

Average net assets (in thousands)	$47,114	$48,518	$67,022	$113,687	$131,255	$123,578

Ratios to average net assets:[4]
Net investment income (loss)	0.04%	(0.25)%	(0.57)%	(0.71)%	(0.91)%	(0.67)%
Total expenses[5]	2.08%	2.35%	2.37%	2.30%	2.31%	2.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	2.15%	2.09%	2.08%	2.07%	2.13%

Portfolio turnover rate	17%	128%	54%	89%	71%	99%

21        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.08%
Year Ended October 31, 2013	2.35%
Year Ended October 31, 2012	2.37%
Year Ended October 31, 2011	2.31%
Year Ended October 29, 2010	2.31%
Year Ended October 31, 2009	2.50%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$35.83	$26.52	$25.64	$25.32	$21.10	$17.38

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.04)	(0.14)	(0.18)	(0.21)	(0.11)
Net realized and unrealized gain	2.33	9.35	1.02	0.50	4.43	3.84

Total from investment operations	2.34	9.31	0.88	0.32	4.22	3.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.07)	0.00	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$38.10	$35.83	$26.52	$25.64	$25.32	$21.10

Total Return, at Net Asset Value[3]	6.54%	35.10%	3.43%	1.26%	20.00%	21.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$285,273	$276,676	$234,237	$285,735	$334,710	$322,950

Average net assets (in thousands)	$282,324	$252,028	$258,974	$336,244	$336,938	$291,243

Ratios to average net assets:[4]
Net investment income (loss)	0.08%	(0.13)%	(0.56)%	(0.67)%	(0.89)%	(0.62)%
Total expenses[5]	1.93%	2.05%	2.08%	2.03%	2.07%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	2.05%	2.06%	2.02%	2.04%	2.08%

Portfolio turnover rate	17%	128%	54%	89%	71%	99%

23      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.93%
Year Ended October 31, 2013	2.05%
Year Ended October 31, 2012	2.08%
Year Ended October 31, 2011	2.04%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.25%

        See accompanying Notes to Financial Statements.

24      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Six Months Ended April 30,	Year Ended Period Ended
Class I	2014 (Unaudited)	October 31, 2013	October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$43.64	$31.88	$32.90

Income (loss) from investment operations:
Net investment income[2]	0.22	0.49	0.21
Net realized and unrealized gain (loss)	2.86	11.27	(1.23)

Total from investment operations	3.08	11.76	(1.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.79)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.79)	0.00	0.00

Net asset value, end of period	$45.93	$43.64	$31.88

Total Return, at Net Asset Value[3]	7.15%	36.85%	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211	$95	$10

Average net assets (in thousands)	$102	$35	$422

Ratios to average net assets:[4]
Net investment income	1.00%	1.23%	0.99%
Total expenses[5]	0.76%	0.77%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.77%	0.74%

Portfolio turnover rate	17%	128%	54%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.76%
Year Ended October 31, 2013	0.77%
Period Ended October 31, 2012	0.74%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$40.87	$30.09	$28.94	$28.44	$23.58	$19.31

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.14	(0.02)	(0.05)	(0.10)	(0.02)
Net realized and unrealized gain	2.65	10.64	1.17	0.55	4.96	4.30

Total from investment operations	2.76	10.78	1.15	0.50	4.86	4.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.21)	0.00	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$43.42	$40.87	$30.09	$28.94	$28.44	$23.58

Total Return, at Net Asset Value[3]	6.81%	35.79%	3.97%	1.76%	20.61%	22.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,517	$130,267	$132,365	$176,002	$224,132	$218,401

Average net assets (in thousands)	$130,630	$129,674	$154,101	$213,872	$227,923	$192,372

Ratios to average net assets:[4]
Net investment income (loss)	0.54%	0.39%	(0.05)%	(0.17)%	(0.38)%	(0.09)%
Total expenses[5]	1.47%	1.53%	1.59%	1.54%	1.62%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.53%	1.55%	1.53%	1.52%	1.54%

Portfolio turnover rate	17%	128%	54%	89%	71%	99%

26      OPPENHEIMER SMALL - & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.47%
Year Ended October 31, 2013	1.53%
Year Ended October 31, 2012	1.59%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.62%
Year Ended October 31, 2009	1.87%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER SMALL - & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$43.81	$32.20	$30.78	$30.08	$24.79	$20.18

Income (loss) from investment operations:
Net investment income[2]	0.28	0.34	0.19	0.12	0.06	0.12
Net realized and unrealized gain	2.82	11.40	1.23	0.58	5.23	4.50

Total from investment operations	3.10	11.74	1.42	0.70	5.29	4.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.60)	(0.13)	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.01)

Total dividends and/or distributions to shareholders	(0.60)	(0.13)	0.00	0.00	0.00	(0.01)

Net asset value, end of period	$46.31	$43.81	$32.20	$30.78	$30.08	$24.79

Total Return, at Net Asset Value[3]	7.17%	36.55%	4.62%	2.33%	21.34%	22.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,486	$49,589	$63,259	$100,231	$101,045	$76,153

Average net assets (in thousands)	$51,484	$50,572	$85,178	$102,025	$120,886	$76,732

Ratios to average net assets:[4]
Net investment income	1.24%	0.91%	0.60%	0.35%	0.21%	0.57%
Total expenses[5]	0.76%	0.98%	0.92%	1.00%	0.91%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.98%	0.92%	0.99%	0.90%	0.92%

Portfolio turnover rate	17%	128%	54%	89%	71%	99%

28      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.76%
Year Ended October 31, 2013	0.98%
Year Ended October 31, 2012	0.92%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	0.91%
Year Ended October 31, 2009	0.94%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO
FINANCIAL STATEMENTS April 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

30      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2013, the Fund utilized $344,664,676 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$374,199,244

As of April 30, 2014, it is estimated that the capital loss carryforwards would be $317,712,560 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2014, it is estimated that the Fund will utilize $56,486,684 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

31      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$ 1,350,993,771

Gross unrealized appreciation	$ 323,106,377
Gross unrealized depreciation	(9,698,811)

Net unrealized appreciation	$ 313,407,566

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,620
Payments Made to Retired Trustees	60,229
Accumulated Liability as of April 30, 2014	358,223

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may

32      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. Significant Accounting Policies (Continued)

have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

33      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

34      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

35      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$200,468,448	$—	$—	$200,468,448
Consumer Staples	42,620,293	—	—	42,620,293
Energy	129,640,645	—	—	129,640,645
Financials	450,427,303	—	—	450,427,303
Health Care	134,831,177	—	—	134,831,177
Industrials	268,636,354	—	—	268,636,354
Information Technology	226,327,032	—	—	226,327,032
Materials	74,555,036	—	—	74,555,036
Telecommunication Services	24,095,801	—	—	24,095,801
Utilities	95,037,481	—	—	95,037,481
Investment Company	17,761,767	—	—	17,761,767

Total Assets	$1,664,401,337	$—	$—	$1,664,401,337

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

36      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	2,027,746	$89,660,661	6,012,410	$229,492,865
Dividends and/or distributions reinvested	215,221	9,283,133	24,509	781,094
Redeemed	(3,969,618)	(173,996,452)	(8,720,933)	(314,908,184)

Net decrease	(1,726,651)	$(75,052,658)	(2,684,014)	$(84,634,225)

Class B
Sold	27,130	$1,000,610	155,683	$4,980,576
Dividends and/or distributions reinvested	754	28,854	—	—
Redeemed	(222,316)	(8,227,691)	(796,309)	(23,889,474)

Net decrease	(194,432)	$(7,198,227)	(640,626)	$(18,908,898)

Class C
Sold	512,579	$19,051,519	1,168,428	$36,821,008
Dividends and/or distributions reinvested	12,199	448,951	—	—
Redeemed	(758,540)	(28,148,377)	(2,280,794)	(69,634,052)

Net decrease	(233,762)	$(8,647,907)	(1,112,366)	$(32,813,044)

Class I
Sold	3,879	$181,043	2,119	$86,602
Dividends and/or distributions reinvested	32	1,410	—	—
Redeemed	(1,501)	(67,933)	(236)	(9,905)

Net increase	2,410	$114,520	1,883	$76,697

Class N
Sold	340,561	$14,394,601	726,988	$25,913,549
Dividends and/or distributions reinvested	14,237	591,930	—	—
Redeemed	(535,759)	(22,614,537)	(1,938,822)	(67,549,862)

Net decrease	(180,961)	$(7,628,006)	(1,211,834)	$(41,636,313)

Class Y
Sold	155,114	$7,044,561	408,620	$15,453,039
Dividends and/or distributions reinvested	12,742	566,279	5,962	194,843
Redeemed	(166,329)	(7,572,784)	(1,247,131)	(45,159,922)

Net increase (decrease)	1,527	$38,056	(832,549)	$(29,512,040)

37      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$279,667,584	$385,124,324

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee

38      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$9,606,758
Class N	4,914,475

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2014	$193,928	$3,414	$20,960	$4,649	$259

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $9,408 for IMMF management fees.

39      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$21,773

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

40      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

6. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Eric Hewitt, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

43      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0251.001.0414 June 25, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1)    Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/9/2014